MONTHLY SERVICER'S CERTIFICATE
                  (Delivered pursuant to subsection 3.04(b) of the Pooling and Servicing Agreement

                  HOUSEHOLD FINANCE CORPORATION
                  HOUSEHOLD AFFINITY FUNDING CORPORATION
                  HOUSEHOLD AFFINITY CREDIT CARD MASTER TRUST 1
                  Class A and Class B Certificates, Series 1993-1

      The undersigned, a duly authorized representative of Household Finance Corporation, as Servicer (the Servicer), pursuant to the Amended and Restated Pooling and Servicing Agreement, dated as of August 1, 1993 (the Pooling and Servicing Agreement), by and among Household Affinity Funding Corporation, as Transferor, the Servicer, and The Bank of New York, as Trustee, does hereby certify with respect to the information set forth below as follows:
1. Capitalized terms used in this Certificate shall have the respective meanings set forth in the Pooling and Servicing Agreement.
2. Household Finance Corporation is, as of the date hereof, the Servicer under the Pooling and Servicing Agreement.
3.    The undersigned is a Servicing Officer.
4. This Certificate relates to the Distribution Date occurring on November 17, 1997
5.    Trust Information.
(a)   The aggregate amount of Collections processed for the Due Period preceding such Distribution Date was equal to .........$1,462,700,691.42
(b) The aggregate amount of such Collections with respect to Principal Receivables for the Due Period preceding such Distribution Date was equal to ..............................................$1,364,574,581.60
      (i)The payment rate, [((b)+(c)(ii)+(c)(iii))/(f)], is ...........25.289%
(c) The aggregate amount of such Collections with respect to Finance Charge and Administrative Receivables and the Defaulted Amount for the Due
      Period preceding such Distribution Date was equal to .....$98,126,109.82
      (i)   The gross cash yield, [((ii)+(iii)+(iv)+(v))*12/(f)], is...20.198%
      (ii)  The amount of such aggregate with respect to Finance Charge was equal to ...........................................$65,112,518.76
      (iii) The amount of such aggregate with respect to Fees was equal to
            ....................................................$12,447,768.45
      (iv)  The amount of such aggregate with respect to Interchange was equal to .................................................$17,745,667.61
      (v)   The amount of such aggregate with respect to Other Recoveries was equal to ..............................................$676,466.00
      (vi)  The amount of such aggregate with respect to Principal Recoveries was equal to ........................................$2,143,689.00
(d)   The Gross Defaulted Amount for the preceding Due Period is$30,862,135.26
      (i)   The annualized default rate, (d)*12/(f), is ................6.494%
      (ii)  The annualized net default rate, [(d)-(c)(vi)]*12/(f), is ..6.043%
(e)   The Portfolio Yield for such Distribution Date ..................14.155%
(f)   The total amount of Principal Receivables in the Trust at the beginning of the preceding Due Period is equal to ...............$5,702,534,769.48
(g)   The total amount of Principal Receivables as of the last day of the immediately preceding Due Period is ...................$5,892,026,341.03
(h) The average amount of Principal Receivables in the Trust during the preceding Due Period (the sum of the amounts in clause (f) and the amount in clause (g) divided by 2) is equal to ........$5,797,280,555.26
(i) The total amount of Finance Charge and Administrative Receivables in the Trust as of the last day of the immediately preceding Due Period is
      ..........................................................$92,812,831.33
(j) The aggregate outstanding gross balance of the Accounts which were one payment (5-29 days) delinquent as of the close of business on the last day of the calendar month preceding such Distribution Date was equal to
      .........................................................$207,725,376.19
(k) The aggregate outstanding gross balance of the Accounts which were two payments (30-59 days) delinquent as of the close of business on the last day of the calendar month preceding such Distribution Date was equal to .................................................$81,345,805.61
(l) The aggregate outstanding gross balance of the Accounts which were three or more payments (60+ days) delinquent as of the close of business on the last day of the calendar month preceding such Distribution Date was equal to ................................................$177,501,005.20
(m)   The aggregate amount of Trust Excess Principal Collections for such
      Distribution Date .....................................$1,030,074,283.48
(n)   The aggregate amount of Principal Shortfalls for such Distribution Date is ................................................................$0.00
6.    Group One Information
(a) The Average Rate for Group One (the weighted average Certificate Rate reduced to take into account any payments made pursuant to interest
(b)   Group One Total Investor Collections is equal to ......$1,075,162,920.61
(c)   Group One Investor Principal Collections is equal to ..$1,010,666,257.65
(d)   Group One Investor Finance Charge and Administrative Collections is
      equal to .................................................$64,496,662.96
(e)   Group One Investor Additional Amounts is equal to .................$0.00
(f)   Group One Investor Default Amount is equal to ............$20,285,169.15
(g)   Group One Investor Monthly Fees is equal to ...............$6,281,736.70
(h)   Group One Investor Monthly Interest is equal to ..........$19,251,867.79
7.    Series 1993-1 Information
(a)   The Series Adjusted Portfolio Yield for the Due Period preceding such
      Distribution Date was equal to ...................................14.39%
(b)   The Series 1993-1 Allocation Percentage with respect to the Due Period preceding such Distribution Date was equal to ....................20.18%
(c)   The Floating Allocation Percentage for the Due Period preceding such
      Distribution Date was equal to ...................................91.50%
(d) The aggregate amount of Reallocated Finance Charge and Administrative Collections for the Due Period preceding such Distribution Date is equal to  ......................................................$18,392,996.63
(e) The Floating Allocation Percentage of Series Allocable Finance Charge and Administrative Collections for the Due Period preceding such
      Distribution Date is equal to  ...........................$18,118,893.94
(f)   Class A Invested Amount..................................$900,000,000.00
(g)   The Class A Invested Percentage with respect to the Due Period preceding such Distribution Date was equal to ..............................85.00%
(h)   The Class A Invested Percentage of the amount set forth in Item 7(d)
      above was equal to .......................................$15,633,981.12
(i)   The amount of Class A Monthly Interest for such Distribution Date is equal to...................................................$4,805,625.00
(j)   The amount of any Class A Monthly Interest previously due but not distributed on a prior Distribution Date is equal to ..............$0.00
(k)   The amount of Class A Additional Interest for such Distribution Date is equal to .......................................................$0.00
(l)   The amount of any Class A Additional Interest previously due but not distributed on a prior Distribution Date is equal to ..............$0.00
(m)   The Class A Investor Default Amount for such Distribution Date is equal to  .................................................$4,843,844.17
(n)   The Allocable Servicing Fee for such Distribution Date is equal
      to.........................................................$1,764,713.33
(o)   The Class A Required Amount, if any, with respect to such Distribution
      Date is equal to ..................................................$0.00
(p)   Class B Invested Amount ..................................$52,945,000.00
(q)   The Class B Invested Percentage for the Due Period preceding such
      Distribution Date was equal to ....................................5.00%
(r)   The Class B Invested Percentage of the amount set forth in Item 7(d)
      above is equal to ...........................................$919,712.37
(s)   The amount of Class B Monthly Interest for such Distribution Date is equal to ....................................................$233,840.42
(t)   The amount of any Class B Monthly Interest previously due but not distributed on a prior Distribution Date is equal to ..............$0.00
(u)   The amount of Class B Additional Interest for such Distribution Date is equal to .......................................................$0.00
(v)   The amount of any Class B Additional Interest previously due but not distributed on a prior Distribution Date is equal to ..............$0.00
(w)   Class B Investor Default Amount for such Distribution Date is equal to
      .............................................................$284,952.59
(x)   The Collateral Invested Percentage of the amount set forth in Item 7(d)
      above is equal to .........................................$1,839,303.14
(y)   The Series 1993-1 Principal Shortfall for such Distribution Date is equal to ..........................................................$0.00
(z)   The Series 1993-1 Excess Principal Collections is equal to ........$0.00
(aa)  The amount of Excess Finance Charge and Administrative Collections
      with respect to such Distribution Date is equal to ........$6,101,955.07
(bb) The amount of Excess Finance Charge and Administrative Collections referred to in Item 7(aa) will be available to be distributed on such Distribution Date to fund or reimburse the following items:
      (i)   to fund the Class A Required Amount, if any, with respect to such
            Distribution Date ...........................................$0.00
      (ii)  to reimburse Class A Investor Charge-Offs ...................$0.00
      (iii) to pay current or overdue Class B Monthly Interest, Class B Additional Interest or the Cumulative Excess Interest Amount $0.00
      (iv)  to fund the Class B Investor Default Amount with respect to such
            Distribution Date .....................................$284,952.59
      (v)   to reimburse certain previous reductions in the Class B Invested
            Amount ......................................................$0.00
      (vi)  to pay any portion of the Allocable Servicing Fee not paid pursuant to clause (i) above ................................$0.00
      (vii) to fund the Collateral Investor Default Amount with respect to such Distribution Date ................................$569,867.50
      (viii)to reimburse certain previous reductions in the Collateral
            Invested Amount .............................................$0.00
      (ix)  to make any required deposit in the Cash Collateral Account..$0.00
(cc)  The amount of Subordinated Principal Collections with respect to such
      Distribution Date is equal to ............................$37,796,016.35
(dd)  The Principal Allocation Percentage is equal to ..................91.50%
(ee)  The total amount to be distributed to Class A Certificateholders on such Distribution Date in payment of principal is equal to ........$0.00
(ff)  The total amount to be distributed to Class B Certificateholders on such Distribution Date in payment of principal is equal to ........$0.00
(gg)  The amount of Class A Investor Charge-Offs for such Distribution
      Date is equal to ..................................................$0.00
(hh)  The total amount of reimbursements of Class A Investor Charge-Offs for such Distribution Date is equal to ................................$0.00
(ii)  The amount of Class B Investor Charge-Offs and other reductions in the
      Class B Invested Amount for such Distribution Date is equal to ....$0.00
(jj)  The total amount of reimbursements of Class B Investor Charge-Offs for such Distribution Date is equal to ................................$0.00
(kk) The Class A Invested Amount at the close of business on such Distribution Date (after giving effect to all payments and adjustments on such Distribution Date) will be equal to .............$900,000,000.00
(ll) The Class B Invested Amount at the close of business on such Distribution Date (after giving effect to all payments and adjustments on such Distribution Date) will be equal to ..............$52,945,000.00
(mm) The Available Collateral Amount as of the close of business on the preceding Distribution Date (after giving effect to any withdrawal from the Collateral Account) was equal to ....................$105,883,000.00
(nn) The Required Collateral Amount as of the close of business on such Distribution Date, after giving effect to any withdrawal from the Collateral Account and payments to the Collateral Interest Holder on such Distribution Date, will be equal to ................$105,883,000.00
(oo) The ratio of the Required Collateral Amount to the Class B Invested Amount as of the close of business on such Distribution Date, after giving effect to any withdrawal from the Collateral Account and payments to the Collateral Interest Holder on such Distribution Date, will be equal to  ......................................................199.987%
(pp) The Cumulative Excess Interest Amount as of the close of business on such Distribution Date, after giving effect to any payments of interest to Class B Certificateholders on such Distribution Date, will be equal
      to .............................                                  $0.00
8. Total amount to be on deposit in the Collection Account (after giving effect to allocations required to be made pursuant to the terms of all other Series now outstanding and to the payment of the Servicer's fee and funding of investor default amounts) prior to making distributions on such Distribution Dates is equal to .................  $10,929,619.04
9. The total amount to be allocated according to the terms of the Collateral Agreement on such Distribution Date is equal to $5,890,153.62
10. Total amount to be distributed from the Collection Account to the Servicer in respect of the unpaid Allocable Servicing Fee for the preceding Due Period on such Distribution Date (after taking into consideration the amounts which have been netted with respect to this
      Series against deposits to the Collection Account) is equal to ....$0.00
11. As of the date hereof, to the best knowledge of the undersigned, the Servicer has performed in all material respects all its obligations under the Pooling and Servicing Agreement through the Due Period preceding such Distribution Date or, if there has been a default in the performance of any such obligation, set forth in detail the (i) nature of such default, (ii) the action taken by the Transferor and Servicer, if any, to remedy such default and (iii) the current status of each such
      default; if applicable, insert None.                              None
12. As of the date hereof, to the best knowledge of the undersigned, no Amortization Event has been deemed to have occurred on or prior to such Distribution Date.
13.   As of the date hereof, to the best knowledge of the undersigned, no
      Lien has been placed on any of the Receivables other than pursuant to the Pooling and Servicing Agreement (or, if there is a Lien, such
      Lien consists of :   ____________________________________________).
14. The amounts specified to be deposited into and withdrawn from the Collection Account, as well as the amounts specified to be paid to the Transferor, the Servicer, the Interest Holder and the Certificateholders are all in accordance with the requirements of the Pooling and Servicing Agreement.

      IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 17th day of November, 1997.


                  HOUSEHOLD FINANCE CORPORATION
                  as Servicer,

                  By: _______________________________
                        Name: Steven H. Smith
                        Title: Servicing Officer

Household Finance Corporation
Household Affinity Funding Corp.                                  October 1997
Household Affinity Credit Card Master Trust I , Series 1993-1     Nov 17, 1997

CLASS A CERTIFICATEHOLDER'S STATEMENT
A.    Information Regarding Distributions
      1. Total distribution per $1,000 interest                   $5.3395833
      2. Principal distribution per $1,000 interest               $0.0000000
      3. Interest distribution per $1,000 interest                $5.3395833
B.    Calculation of Class A Interest
      1. Calculation of Class A Certificate Rate
      (a) One-month LIBOR                                         5.62500000%
      (b) Spread                                                  0.20000000%
      (c) Class A Certificate Rate                                5.82500000%
      2. Beginning Principal Amount                           $900,000,000.00
      3. Days in Interest Period                                           33
C. Performance of Trust
      1. Collections of Receivables
      (a) Total Collections                                 $1,462,700,691.42
      (b) Collections of Finance Charge and Admin Receivables   $98,126,109.82
      (c) Collections of Principal                          $1,364,574,581.60
      2. Allocation of Receivables
            (a) Class A Invested Percentage                             85.00%
            (b) Principal Allocation Percentage                         91.50%
      3. Delinquent Gross Balances
            (a) Delinquent 5 - 29 days                      $207,725,376.19
                  % of Gross Receivables                    3.47%
            (b) Delinquent 30 - 59 days                     $81,345,805.61
                  % of Gross Receivables                    1.36%
            (c) Delinquent 60+ days                         $177,501,005.20
                  % of Gross Receivables                    2.97%
      4. Class A Investor Default Amount                    $4,843,844.17
      5. Class A Investor Charge-offs; Reimbursement of Charge-offs
            (a) Class A Investor Charge-offs, if any, for the Distrib Date $0
            (b) The amount of Item 5.(a) per $1,000 interest            $0.00
            (c) Total reimbursed to Trust in respect of Class A Investor
                  Charge-offs                                           $0.00
            (d) The amount of Item 5.(c) per $1,000 interest            $0.00
            (e) The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the class A Invested
                  Amount as of the end of the Distribution Date         $0.00
      6. Allocable Servicing Fee paid for the Distribution Date  $1,764,713.33
      7. Deficit Controlled Amortization Amount for the Distribution Date$0.00
D.    Class A Pool Factor                                               1.0000
E.    Receivables Balances
      1. Principal Receivables as of the last day of the preceding Due Period
                                                             $5,892,026,341.03
      2. Finance Charge and Administrative Receivables as of the last day of
            the preceding Due Period                            $92,812,831.33
F.    Class B Certificates
      1. Class B Invested Amount as of the end of the Distr Date$52,945,000.00
      2. Available Collateral Amount as of the end of the Distribution Date
                              $105,883,000.00

Household Finance Corporation
Household Affinity Funding Corp.                                  October 1997
Household Affinity Credit Card Master Trust I , Series 1993-1     Nov 17, 1997

CLASS B CERTIFICATEHOLDER'S STATEMENT
A.    Information Regarding Distributions
      1. Total distribution per $1,000 interest                     $4.4166667
      2. Principal distribution per $1,000 interest                 $0.0000000
      3. Interest distribution per $1,000 interest                  $4.4166667
B.    Calculation of Class B Interest
      1. Calculation of Class B Certificate Rate
            (a) Class B Coupon                                        5.30000%
      2. Beginning Invested Amount                              $52,945,000.00
C. Performance of Trust
      1. Collections of Receivables
            (a) Total Collections                           $1,462,700,691.42
            (b) Collections of Finance Charge & Admin Receiv    $98,126,109.82
            (c) Collections of Principal                    $1,364,574,581.60
      2. Allocation of Receivables
            (a) Class B Invested Percentage                             5.00%
            (b) Principal Allocation Percentage                         91.50%
      3. Delinquent Gross Balances
            (a) Delinquent 5 - 29 days                      $207,725,376.19
                  % of Gross Receivables                    3.47%
            (b) Delinquent 30 - 59 days                     $81,345,805.61
                  % of Gross Receivables                    1.36%
            (c) Delinquent 60+ days                         $177,501,005.20
                  % of Gross Receivables                    2.97%
      4. Class B Investor Default Amount                    $284,952.59
      5. Class B Investor Charge-offs; Reimbursement of Charge-offs
            (a) Class B Investor Charge-offs, if any, for the Dist Date $0.00
            (b) The amount of Item 5.(a) per $1,000 interest            $0.00
            (c) Total reimbursed to Trust in respect of Class B Investor
                  Charge-offs                         $0.00
            (d) The amount of Item 5.(c) per $1,000 interest            $0.00
            (e) The amount, if any, by which the outstanding principal balance of the Class B Certificates exceeds the Class B Invested Amount as of the end of the Distribution Date
      6. Available Cash Collateral Amount
            (a) Available Cash Collateral Amount at the end of the
                  Distribution Date                                     $0.00
            (b) Available Cash Collateral Amount as a percent of the Class B
                  Invested Amount, each at the end of the Distribution Date 0%
      7. Available Collateral Invested Amount               $105,883,000.00
      8. Deficit Controlled Amortization Amount for the Distribution Date$0.00
D.    Class B Pool Factor                                               1.0000
E.    Receivables Balances
      1. Principal Receivables as of the last day of the preceding Due Period
                                                             $5,892,026,341.03
      2. Finance Charge and Administrative Receivables as of the last day
            of the preceding Due Period                         $92,812,831.33

                  MONTHLY SERVICER'S CERTIFICATE
                  (Delivered pursuant to subsection 3.04(b) of the Pooling and Servicing Agreement

                  HOUSEHOLD FINANCE CORPORATION
                  HOUSEHOLD AFFINITY FUNDING CORPORATION
                  HOUSEHOLD AFFINITY CREDIT CARD MASTER TRUST 1
                  Class A and Class B Certificates, Series 1993-2

      The undersigned, a duly authorized representative of Household Finance Corporation, as Servicer (the Servicer), pursuant to the Amended and Restated Pooling and Servicing Agreement, dated as of August 1, 1993 (the Pooling and Servicing Agreement), by and among Household Affinity Funding Corporation, as Transferor, the Servicer, and The Bank of New York, as Trustee, does hereby certify with respect to the information set forth below as follows:
1. Capitalized terms used in this Certificate shall have the respective meanings set forth in the Pooling and Servicing Agreement.
2. Household Finance Corporation is, as of the date hereof, the Servicer under the Pooling and Servicing Agreement.
3.    The undersigned is a Servicing Officer.
4. This Certificate relates to the Distribution Date occurring on November 17, 1997
5.    Trust Information.
(a)   The aggregate amount of Collections processed for the Due Period preceding such Distribution Date was equal to .........$1,462,700,691.42
(b) The aggregate amount of such Collections with respect to Principal Receivables for the Due Period preceding such Distribution Date was equal to ..............................................$1,364,574,581.60
      (i)   The payment rate, [((b)+(c)(ii)+(c)(iii))/(f)], is ........25.289%
(c) The aggregate amount of such Collections with respect to Finance Charge and Administrative Receivables and the Defaulted Amount for the Due
      Period preceding such Distribution Date was equal to .....$98,126,109.82
      (i)   The gross cash yield, [((ii)+(iii)+(iv)+(v))*12/(f)], is ..20.198%
      (ii)  The amount of such aggregate with respect to Finance Charge was
            equal to                                            $65,112,518.76
      (iii) The amount of such aggregate with respect to Fees was equal to
            ...                                                 $12,447,768.45
      (iv)  The amount of such aggregate with respect to Interchange was equal
            to ..                                               $17,745,667.61
      (v)   The amount of such aggregate with respect to Other Recoveries was
            equal to ..                                            $676,466.00
      (vi)  The amount of such aggregate with respect to Principal Recoveries
            was equal to ..                                      $2,143,689.00
(d)   The Gross Defaulted Amt for the preceding Due Period is   $30,862,135.26
      (i)   The annualized default rate, (d) *12 / (f),  is .............6.49%
      (ii)  The annualized net default rate, [(d)-(c)(vi)]*12/(f), is ...6.04%
(e)   The Portfolio Yield for such Distribution Date ...................14.15%
(f)   The total amount of Principal Receivables in the Trust at the beginning of the preceding Due Period is equal to ...............$5,702,534,769.48
(g)   The total amount of Principal Receivables as of the last day of the immediately preceding Due Period is ...................$5,892,026,341.03
(h) The average amount of Principal Receivables in the Trust during the preceding Due Period (the sum of the amounts in clause (f) and the amount in clause (g) divided by 2) is equal to ........$5,797,280,555.26
(i) The total amount of Finance Charge and Administrative Receivables in the Trust as of the last day of the immediately preceding Due Period is
      ..........................................................$92,812,831.33
(j) The aggregate outstanding gross balance of the Accounts which were one payment (5-29 days) delinquent as of the close of business on the last day of the calendar month preceding such Distribution Date was equal to
      .........................................................$207,725,376.19

(k) The aggregate outstanding gross balance of the Accounts which were two payments (30-59 days) delinquent as of the close of business on the last day of the calendar month preceding such Distribution Date was equal to
      ..........................................................$81,345,805.61
(l) The aggregate outstanding gross balance of the Accounts which were three or more payments (60+ days) delinquent as of the close of business on the last day of the calendar month preceding such Distribution Date was equal to ................................................$177,501,005.20
(m)   The aggregate amount of Trust Excess Principal Collections for such
      Distribution Date is ..................................$1,030,074,283.48
(n)   The aggregate amount of Principal Shortfalls for such Distribution Date is ................................................................$0.00
6.    Group One Information
(a) The Average Rate for Group One (the weighted average Certificate Rate reduced to take into account any payments made pursuant to interest rate agreements, if any ) is equal to ............................5.971%
(b)   Group One Total Investor Collections is equal to ......$1,075,162,920.61
(c)   Group One Investor Principal Collections is equal to ..$1,010,666,257.65
(d)   Group One Investor Finance Charge and Administrative Collections is
      equal to ...........                                      $64,496,662.96
(e)   Group One Investor Additional Amounts is equal to .................$0.00
(f)   Group One Investor Default Amount is equal to ............$20,285,169.15
(g)   Group One Investor Monthly Fees is equal to ...............$6,281,736.70
(h)   Group One Investor Monthly Interest is equal to...........$19,251,867.79
7.    Series 1993-2 Information
(a)   The Series Adjusted Portfolio Yield for the Due Period preceding such
      Distribution Date was equal to ..................................13.730%
(b)   The Series 1993-2 Allocation Percentage with respect to the Due Period preceding such Distribution Date was equal to ....................11.21%
(c)   The Floating Allocation Percentage for the Due Period preceding such
      Distribution Date was equal to ...................................91.50%
(d) The aggregate amount of Reallocated Finance Charge and Administrative Collections for the Due Period preceding such Distribution Date is equal to ........................................................$9,896,550.11
(e) The Floating Allocation Percentage of Series Allocable Finance Charge and Administrative Collections for the Due Period preceding such
      Distribution Date is equal to ............................$10,066,021.77
(f)   Class A Invested Amount .................................$500,000,000.00
(g)   The Class A Invested Percentage with respect to the Due Period preceding such Distribution Date was equal to .............................85.000%
(h)   The Class A Invested Percentage of the amount set forth in Item 7(d)
      above was equal to ........................................$8,412,057.50
(i)   The amount of Class A Monthly Interest for such Distribution Date is equal to ..................................................$2,333,333.33
(j)   The amount of any Class A Monthly Interest previously due but not distributed on a prior Distribution Date is equal to ..............$0.00
(k)   The amount of Class A Additional Interest for such Distribution Date is equal to .......................................................$0.00
(l)   The amount of any Class A Additional Interest previously due but not distributed on a prior Distribution Date is equal to...............$0.00
(m)   The Class A Investor Default Amount for such Distribution Date is equal to ..................................................$2,691,024.54
(n)   The Allocable Servicing Fee for such Distribution Date is equal
      to...........................................................$980,393.33
(o)   The Class A Required Amount, if any, with respect to such Distribution
      Date is equal to...................................................$0.00
(p)   Class B Invested Amount ..................................$29,412,000.00
(q)   The Class B Invested Percentage for the Due Period preceding such
      Distribution Date was equal to....................................5.000%
(r)   The Class B Invested Percentage of the amount set forth in Item 7(d)
      above is equal to............................................$494,830.87
(s)   The amount of Class B Monthly Interest for such Distribution Date is equal to.....................................................$144,609.00
(t)   The amount of any Class B Monthly Interest previously due but not distributed on a prior Distribution Date is equal to ..............$0.00
(u)   The amount of Class B Additional Interest for such Distribution Date is equal to........................................................$0.00
(v)   The amount of any Class B Additional Interest previously due but not distributed on a prior Distribution Date is equal to...............$0.00
(w)   Class B Investor Default Amount for such Distribution Date is equal
      to...........................................................$158,296.83
(x)   The Collateral Invested Percentage of the amount set forth in Item 7(d)
      above is equal to............................................$989,661.74
(y)   The Series 1993-2 Principal Shortfall for such Distribution Date is equal to...........................................................$0.00
(z)   The Series 1993-2 Excess Principal Collections is equal to ........$0.00
(aa)  The amount of Excess Finance Charge and Administrative Collections
      with respect to such Distribution Date is equal to.........$3,389,956.66
(bb) The amount of Excess Finance Charge and Administrative Collections referred to in Item 7(aa) will be available to be distributed on such Distribution Date to fund or reimburse the following items:
      (i)   to fund the Class A Required Amount, if any, with
            respect to such Distribution Date............................$0.00
      (ii)  to reimburse Class A Investor Charge-Offs ...................$0.00
      (iii) to pay current or overdue Class B Monthly Interest, Class B Additional Interest or the Cumulative Excess Interest Amount.$0.00
      (iv)  to fund the Class B Investor Default Amount with respect to such
            Distribution Date......................................$158,296.83
      (v)   to reimburse certain previous reductions in the Class B
            Invested Amount .............................................$0.00
      (vi)  to pay any portion of the Allocable Servicing Fee not paid pursuant to clause (i) above............................$0.00
      (vii) to fund the Collateral Investor Default Amount with
            respect to such Distribution Date......................$316,593.66
      (viii)to reimburse certain previous reductions in the Collateral
            Invested Amount .............................................$0.00
      (ix)  to make any required deposit in the Cash Collateral Account..$0.00
(cc)  The amount of Subordinated Principal Collections with respect to such
      Distribution Date is equal to.............................$20,997,363.80
(dd)  The Principal Allocation Percentage is equal to ..................91.50%
(ee)  The total amount to be distributed to Class A Certificateholders on such Distribution Date in payment of principal is equal to.........$0.00
(ff)  The total amount to be distributed to Class B Certificateholders on such Distribution Date in payment of principal is equal to.........$0.00
(gg)  The amount of Class A Investor Charge-Offs for such Distribution
      Date is equal to...................................................$0.00
(hh)  The total amount of reimbursements of Class A Investor Charge-Offs for such Distribution Date is equal to.............................$0.00
(ii)  The amount of Class B Investor Charge-Offs and other reductions in the
      Class B Invested Amount for such Distribution Date is equal to ....$0.00
(jj)  The total amount of reimbursements of Class B Investor Charge-Offs for such Distribution Date is equal to.............................$0.00
(kk) The Class A Invested Amount at the close of business on such Distribution Date (after giving effect to all payments and adjustments on such Distribution Date) will be equal to..............$500,000,000.00
(ll) The Class B Invested Amount at the close of business on such Distribution Date (after giving effect to all payments and adjustments on such Distribution Date) will be equal to...............$29,412,000.00
(mm) The Available Collateral Amount as of the close of business on the preceding Distribution Date (after giving effect to any withdrawal from the Collateral Account) was equal to ................$58,824,000.00
(nn) The Required Collateral Amount as of the close of business on such Distribution Date, after giving effect to any withdrawal from the Collateral Account and payments to the Collateral Interest Holder on such Distribution Date, will be equal to..................$58,824,000.00
(oo) The ratio of the Required Collateral Amount to the Class B Invested Amount as of the close of business on such Distribution Date, after giving effect to any withdrawal from the Collateral Account and payments to the Collateral Interest Holder on such Distribution Date, will be equal to .......................................................200.000%
(pp) The Cumulative Excess Interest Amount as of the close of business on such Distribution Date, after giving effect to any payments of interest to Class B Certificateholders on such Distribution Date, will be equal
      to .............................                                  $0.00
8. Total amount to be on deposit in the Collection Account (after giving effect to allocations required to be made pursuant to the terms of all other Series now outstanding and to the payment of the Servicer's fee and funding of investor default amounts) prior to making distributions
      on such Distribution Dates is equal to .................   $5,750,241.75
9. The total amount to be allocated according to the terms of the Collateral Agreement on such Distribution Date is equal to $3,272,299.42
10. Total amount to be distributed from the Collection Account to the Servicer in respect of the unpaid Allocable Servicing Fee for the preceding Due Period on such Distribution Date (after taking into consideration the amounts which have been netted with respect to this Series against deposits to the Collection Account) is equal to ..$0.00
11. As of the date hereof, to the best knowledge of the undersigned, the Servicer has performed in all material respects all its obligations under the Pooling and Servicing Agreement through the Due Period preceding such Distribution Date or, if there has been a default in the performance of any such obligation, set forth in detail the (i) nature of such default, (ii) the action taken by the Transferor and Servicer, if any, to remedy such default and (iii) the current status of each such
      default; if applicable, insert None.                              None
12. As of the date hereof, to the best knowledge of the undersigned, no Amortization Event has been deemed to have occurred on or prior to such Distribution Date.
13. As of the date hereof, to the best knowledge of the undersigned, no Lien has been placed on any of the Receivables other than pursuant to the Pooling and Servicing Agreement (or, if there is a Lien, such Lien consists of : ___________________________________________).
14. The amounts specified to be deposited into and withdrawn from the Collection Account, as well as the amounts specified to be paid to the Transferor, the Servicer, the Interest Holder and the Certificateholders are all in accordance with the requirements of the Pooling and Servicing Agreement.

      IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 17th day of November, 1997.


                  HOUSEHOLD FINANCE CORPORATION
                  as Servicer,

                  By: _______________________________
                        Name: Steven H. Smith
                        Title: Servicing Officer

Household Finance Corporation
Household Affinity Funding Corp.                                  October 1997
Household Affinity Credit Card Master Trust I , Series 1993-2     Nov 17, 1997

CLASS A CERTIFICATEHOLDER'S STATEMENT
A.    Information Regarding Distributions
      1. Total distribution per $1,000 interest                   $4.666666660
      2. Principal distribution per $1,000 interest               $0.000000000
      3. Interest distribution per $1,000 interest                $4.666666660
B.    Calculation of Class A Interest                             $0.000000000
      1. Class A Coupon                                           $0.056000000
      2. Beginning Principal Amount                            $500,000,000.00
C. Performance of Trust
      1. Collections of Receivables
            (a) Total Collections                           $1,462,700,691.42
            (b) Collections of Finance Charge & Admin Receiv    $98,126,109.82
            (c) Collections of Principal                    $1,364,574,581.60
      2. Allocation of Receivables
            (a) Class A Invested Percentage                       85.000%
            (b) Principal Allocation Percentage                   91.504%
      3. Delinquent Gross Balances
            (a) Delinquent 5 - 29 days                      $207,725,376.19
                  % of Gross Receivables                    3.47%
            (b) Delinquent 30 - 59 days                     $81,345,805.61
            % of Gross Receivables                          1.36%
            (c)Delinquent 60+ days                          $177,501,005.20
                  % of Gross Receivables                    2.97%
      4. Class A Investor Default Amount                    $2,691,024.54
      5. Class A Investor Charge-offs; Reimbursement of Charge-offs
            (a) Class A Investor Charge-offs, if any, for the Dist Date $0.00
            (b) The amount of Item 5.(a) per $1,000 interest            $0.00
            (c) Total reimbursed to Trust in respect of Class A Investor
                  Charge-offs                                           $0.00
            (d) The amount of Item 5.(c) per $1,000 interest            $0.00
            (e) The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the class A Invested
                  Amount as of the end of the Distribution Date         $0.00
      6. Allocable Servicing Fee paid for the Distribution Date   $980,393.33
      7. Deficit Controlled Amortization Amount for the Distribution Date$0.00
D.    Class A Pool Factor                                   1.0000
E.    Receivables Balances
      1. Principal Receivables as of the last day of the preceding Due Period
                                                            $5,892,026,341.03
      2. Finance Charge and Administrative Receivables as of the last day of
            the preceding Due Period                        $92,812,831.33
F.    Class B Certificates
      1. Class B Invested Amount as of the end of the Distribution Date
                                                            $29,412,000.00
      2. Available Collateral Amount as of the end of the Distribution Date
                                                            $58,824,000.00

Household Finance Corporation
Household Affinity Funding Corp.                                  October 1997
Household Affinity Credit Card Master Trust I , Series 1993-2     Nov 17, 1997

CLASS B CERTIFICATEHOLDER'S STATEMENT
      1. Total distribution per $1,000 interest                   $4.9166667
      2. Principal distribution per $1,000 interest               $0.0000000
      3. Interest distribution per $1,000 interest                $4.9166667
B.    Calculation of Class B Interest
      1. Class B Coupon                                           5.900%
      2. Beginning Invested Amount                              $29,412,000.00
C. Performance of Trust
      1. Collections of Receivables
            (a) Total Collections                           $1,462,700,691.42
            (b) Collections of Finance Charge and Admin Receiv  $98,126,109.82
            (c) Collections of Principal                    $1,364,574,581.60
      2. Allocation of Receivables
            (a) Class B Invested Percentage                             5.000%
            (b) Principal Allocation Percentage                   91.504%
      3. Delinquent Gross Balances
            (a) Delinquent 5 - 29 days                      $207,725,376.19
                  % of Gross Receivables                    3.47%
            (b) Delinquent 30 - 59 days                     $81,345,805.61
                  % of Gross Receivables                    1.36%
            (c) Delinquent 60+ days                         $177,501,005.20
                  % of Gross Receivables                    2.97%
      4. Class B Investor Default Amount                    $158,296.83
      5. Class B Investor Charge-offs; Reimbursement of Charge-offs
            (a) Class B Investor Charge-offs, if any, for the Distrib Date $0
            (b) The amount of Item 5.(a) per $1,000 interest            $0.00
            (c) Total reimbursed to Trust in respect of Class B Investor
                  Charge-offs                                           $0.00
            (d) The amount of Item 5.(c) per $1,000 interest            $0.00
            (e) The amount, if any, by which the outstanding principal balance of the Class B Certificates exceeds the Class B Invested
                  Amount as of the end of the Distribution Date         $0.00
      6. Available Cash Collateral Amount
            (a) Available Cash Collateral Amt at the end of the Distr Date $0
            (b) Available Cash Collateral Amount as a percent of the Class B
                  Invested Amount, each at the end of the Distrib Date    0%
      7. Available Collateral Amount                            $58,824,000.00
      8. Deficit Controlled Amortization Amount for the Distribution Date$0.00
D.    Class B Pool Factor                                               $1.00
E.    Receivables Balances
      1. Principal Receivables as of the last day of the preceding Due Period
                                                            $5,892,026,341.03
      2. Finance Charge and Administrative Receivables as of the last day
            of the preceding Due Period                     $92,812,831.33


                  MONTHLY SERVICER'S CERTIFICATE
                  (Delivered pursuant to subsection 3.04(b) of the Pooling and Servicing Agreement

                  HOUSEHOLD FINANCE CORPORATION
                  HOUSEHOLD AFFINITY FUNDING CORPORATION
                  HOUSEHOLD AFFINITY CREDIT CARD MASTER TRUST 1
            Class A and Class B Certificates, Series 1994-1

      The undersigned, a duly authorized representative of Household Finance Corporation, as Servicer (the Servicer), pursuant to the Amended and Restated Pooling and Servicing Agreement, dated as of August 1, 1993 (the Pooling and Servicing Agreement), by and among Household Affinity Funding Corporation, as Transferor, the Servicer, and The Bank of New York, as Trustee, does hereby certify with respect to the information set forth below as follows:
1. Capitalized terms used in this Certificate shall have the respective meanings set forth in the Pooling and Servicing Agreement.
2. Household Finance Corporation is, as of the date hereof, the Servicer under the Pooling and Servicing Agreement.
3.    The undersigned is a Servicing Officer.
4. This Certificate relates to the Distribution Date occurring on November 17, 1997
5.    Trust Information.
(a)   The aggregate amount of Collections processed for the Due Period preceding such Distribution Date was equal to .........$1,462,700,691.42
(b) The aggregate amount of such Collections with respect to Principal Receivables for the Due Period preceding such Distribution Date was equal to .............................................$1,364,574,581.60
      (i)   The payment rate, [((b)+(c)(ii)+(c)(iii))/(f)], is .........25.29%
(c) The aggregate amount of such Collections with respect to Finance Charge and Administrative Receivables and the Defaulted Amount for the Due
      Period preceding such Distrib Date was equal to ..........$98,126,109.82
      (i)   The gross cash yield, [((ii)+(iii)+(iv)+(v))*12/(f)], is .. 20.20%
      (ii)  The amount of such aggregate with respect to Finance Charge was
            equal to                                            $65,112,518.76
      (iii) The amount of such aggregate with respect to Fees was equal to
            ...                                                 $12,447,768.45
      (iv)  The amount of such aggregate with respect to Interchange was equal
            to ..                                               $17,745,667.61
      (v)   The amount of such aggregate with respect to Other Recoveries was
            equal to ..                                           $676,466.00
      (vi)  The amount of such aggregate with respect to Principal Recoveries
            was equal to ..                                      $2,143,689.00
(d)   The Gross Defaulted Amt for the preceding Due Period is ..$30,862,135.26
      (i)   The annualized default rate, (d)*12/(f), is .................6.49%
      (ii)  The annualized net default rate, [(d)-(c)(vi)] *12 / (f), is.6.04%
(e)   The Portfolio Yield for such Distribution Date ...................14.15%
(f)   The total amount of Principal Receivables in the Trust at the beginning of the preceding Due Period is equal to ...............$5,702,534,769.48
(g)   The total amount of Principal Receivables as of the last day of the immediately preceding Due Period is ...................$5,892,026,341.03
(h) The average amount of Principal Receivables in the Trust during the preceding Due Period (the sum of the amounts in clause (f) and the amount in clause (g) divided by 2) is equal to ........$5,797,280,555.26
(i) The total amount of Finance Charge and Administrative Receivables in the Trust as of the last day of the immediately preceding Due Period is
      ..........................................................$92,812,831.33
(j) The aggregate outstanding gross balance of the Accounts which were one payment (5-29 days) delinquent as of the close of business on the last day of the calendar month preceding such Distribution Date was equal to
      .........................................................$207,725,376.19
(k) The aggregate outstanding gross balance of the Accounts which were two payments (30-59 days) delinquent as of the close of business on the last day of the calendar month preceding such Distribution Date was equal to
      ........................                              ...$81,345,805.61
(l) The aggregate outstanding gross balance of the Accounts which were three or more payments (60+ days) delinquent as of the close of business on the last day of the calendar month preceding such Distribution Date was
      equal to ........................                     ..$177,501,005.20
(m)   The aggregate amount of Trust Excess Principal Collections for such
      Distribution Date is ..................................$1,030,074,283.48
(n)   The aggregate amount of Principal Shortfalls for such Distribution Date is ................................................................$0.00
6.    Group One Information
(a) The Average Rate for Group One (the weighted average Certificate Rate reduced to take into account any payments made pursuant to interest rate agreements, if any ) is equal to .............................5.97%
(b)   Group One Total Investor Collections is equal to ......$1,075,162,920.61
(c)   Group One Investor Principal Collections is equal to ..$1,010,666,257.65
(d)   Group One Investor Finance Charge and Administrative Collections is
      equal to ...........                                     $64,496,662.96
(e)   Group One Investor Additional Amounts is equal to .................$0.00
(f)   Group One Investor Default Amount is equal to ............$20,285,169.15
(g)   Group One Investor Monthly Fees is equal to ...............$6,281,736.70
(h)   Group One Investor Monthly Interest is equal to ..........$19,251,867.79
7.    Series 1994-1 Information
(a)   The Series Adjusted Portfolio Yield for the Due Period preceding such
      Distribution Date was equal to ...................................14.38%
(b)   The Series 1994-1 Allocation Percentage with respect to the Due
      Period preceding such Distribution Date was equal to .............19.06%
(c)   The Floating Allocation Percentage for the Due Period preceding such
      Distribution Date was equal to ...................................91.50%
(d)   The aggregate amount of Reallocated Finance Charge and
      Administrative Collections for the Due Period preceding
      such Distribution Date is equal to ......................$17,363,384.80
(e)   The Floating Allocation Percentage of Series Allocable Finance
      Charge and Administrative Collections for the Due Period preceding such Distribution Date is equal to........................$17,112,216.47
(f)   Class A Invested Amount .................................$850,000,000.00
(g)   The Class A Invested Percentage with respect to the Due Period preceding such Distribution Date was equal to ....................85.00%
(h)   The Class A Invested Percentage of the amount set forth in Item 7(d)
      above was equal to .......................................$14,758,877.08
(i)   The amount of Class A Monthly Interest for such Distribution Date is equal to...................................................$4,499,687.50
(j)   The amount of any Class A Monthly Interest previously due but not
      distributed on a prior Distribution Date is equal to               $0.00
(k)   The amount of Class A Additional Interest for such Distribution Date is equal to ..........................................................$0.00
(l)   The amount of any Class A Additional Interest previously due but not distributed on a prior Distribution Date is equal to...............$0.00
(m)   The Class A Investor Default Amount for such Distribution Date is equal to ..................................................$4,574,741.72
(n)   The Allocable Servicing Fee for such Distribution Date is equal
      to...                                                       1,666,666.67
(o)   The Class A Required Amount, if any, with respect to such
      Distribution Date is equal to.                                    $0.00
(p)   Class B Invested Amount ......                            $50,000,000.00
(q)   The Class B Invested Percentage for the Due Period preceding such
      Distribution Date was equal to....                                5.00%
(r)   The Class B Invested Percentage of the amount set forth in Item 7(d)
      above is equal to....                                       $868,169.24
(s)   The amount of Class B Monthly Interest for such Distribution Date is
      equal to....                                                $252,083.33
(t)   The amount of any Class B Monthly Interest previously due but not
      distributed on a prior Distribution Date is equal to.             $0.00
(u)   The amount of Class B Additional Interest for such Distribution Date
      is equal to....                                                   $0.00
(v)   The amount of any Class B Additional Interest previously due but not
      distributed on a prior Distribution Date is equal to...           $0.00
(w)   Class B Investor Default Amount for such Distribution Date is equal
      to......                                                    $269,102.45
(x)   The Collateral Invested Percentage of the amount set forth in Item 7(d)
      above is equal to.....                                    $1,736,338.48
(y)   The Series 1994-1 Principal Shortfall for such Distribution Date is
(z)   The Series 1994-1 Excess Principal Collections is equal to...     $0.00
(aa)  The amount of Excess Finance Charge and Administrative Collections
      with respect to such Distribution Date is equal to         $5,762,913.91
(bb) The amount of Excess Finance Charge and Administrative Collections referred to in Item 7(aa) will be available to be distributed on such Distribution Date to fund or reimburse the following items:
      (i)   to fund the Class A Required Amount, if any, with respect to such
            Distribution Date.                                          $0.00
      (ii)  to reimburse Class A Investor Charge-Offs ............... ...$0.00
      (iii) to pay current or overdue Class B Monthly Interest, Class B Additional Interest or the Cumulative Excess Interest Amount $0.00
      (iv)  to fund the Class B Investor Default Amount with respect to such
            Distribution Date.                                    $269,102.45
      (v)   to reimburse certain previous reductions in the Class B Invested
            Amount ......                                               $0.00
      (vi)  to pay any portion of the Allocable Servicing Fee not paid
            pursuant to clause (i) above.                               $0.00
      (vii) to fund the Collateral Investor Default Amount with respect to
            such Distribution Date....                            $538,204.91
      (viii)      to reimburse certain previous reductions in the Collateral
(ix)  to make any required deposit in the Cash Collateral Account..     $0.00
(cc)  The amount of Subordinated Principal Collections with respect to such
      Distribution Date is equal to                            $35,695,232.91
(dd)  The Principal Allocation Percentage is equal to                  91.50%
(ee)  The total amount to be distributed to Class A Certificateholders on
      such Distribution Date in payment of principal is equal to..      $0.00
(ff)  The total amount to be distributed to Class B Certificateholders on
      such Distribution Date in payment of principal is equal to..      $0.00
(gg)  The amount of Class A Investor Charge-Offs for such Distribution
      Date is equal to.                                                 $0.00
(hh)  The total amount of reimbursements of Class A Investor Charge-Offs for
      such Distribution Date is equal to                                $0.00
(ii)  The amount of Class B Investor Charge-Offs and other reductions in the
      Class B Invested Amount for such Distribution Date is equal to    $0.00
(jj)  The total amount of reimbursements of Class B Investor Charge-Offs for
      such Distribution Date is equal to.                               $0.00
(kk) The Class A Invested Amount at the close of business on such Distribution Date (after giving effect to all payments and adjustments
      on such Distribution Date) will be equal to.             $850,000,000.00
(ll) The Class B Invested Amount at the close of business on such Distribution Date (after giving effect to all payments and adjustments
      on such Distribution Date) will be equal to ..........    $50,000,000.00
(mm) The Available Collateral Amount as of the close of business on the preceding Distribution Date (after giving effect to any withdrawal from
      the Collateral Account) was equal to                    $100,000,000.00
(nn) The Required Collateral Amount as of the close of business on such Distribution Date, after giving effect to any withdrawal from the Collateral Account and payments to the Collateral Interest Holder on
      such Distribution Date, will be equal to......          $100,000,000.00
(oo) The ratio of the Required Collateral Amount to the Class B Invested Amount as of the close of business on such Distribution Date, after giving effect to any withdrawal from the Collateral Account and payments to the Collateral Interest Holder on such Distribution Date, will be
      equal to ......                                                 200.00%
(pp) The Cumulative Excess Interest Amount as of the close of business on such Distribution Date, after giving effect to any payments of interest to Class B Certificateholders on such Distribution Date, will be equal to ...$0.00
8. Total amount to be on deposit in the Collection Account (after giving effect to allocations required to be made pursuant to the terms of all other Series nowoutstanding and to the payment of the Servicer's fee and funding of investor defaultamounts) prior to making distributions on
      such Distribution Dates is equal to ..............        $10,314,669.05
9. The total amount to be allocated according to the terms of the Collateral Agreement on such Distribution Date is equal to..4,955,606.55
10. Total amount to be distributed from the Collection Account to the Servicer in respect of the unpaid Allocable Servicing Fee for the preceding Due Period on such Distribution Date (after taking into consideration the amounts which have been netted with respect to this
      Series against deposits to the Collection Account) is equal to..   $0.00
11. As of the date hereof, to the best knowledge of the undersigned, the Servicer as performed in all material respects all its obligations under the Pooling and Servicing Agreement through the Due Period preceding such Distribution Date or, if there has been a default in the performance of any such obligation, set forth in detail the (i) nature of such default, (ii) the action taken by the Transferor and Servicer, if any, to remedy such defaultand (iii) the current status of each such
      default; if applicable, insert None.                              None
12. As of the date hereof, to the best knowledge of the undersigned, no Amortization Event has been deemed to have occurred on or prior to such Distribution Date.
13. As of the date hereof, to the best knowledge of the undersigned, no Lien has been placed on any of the Receivables other than pursuant to the Pooling and Servicing Agreement (or, if there is a Lien, such Lien
14. The amounts specified to be deposited into and withdrawn from the Collection Account, as well as the amounts specified to be paid to the Transferor, the Servicer, the Interest Holder and the Certificateholders are all in accordance with the requirements of the Pooling and Servicing Agreement.

      IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 17th day of November, 1997.


                  HOUSEHOLD FINANCE CORPORATION
                  as Servicer,

                  By: _______________________________
                        Name: Steven H. Smith
                        Title: Servicing Officer

Household Finance Corporation
Household Affinity Funding Corp.                                  October 1997
Household Affinity Credit Card Master Trust I , Series 1994-1     Nov 17, 1997

CLASS A CERTIFICATEHOLDER'S STATEMENT
A.    Information Regarding Distributions
      1. Total distribution per $1,000 interest                   $5.2937500
      2. Principal distribution per $1,000 interest               $0.0000000
      3. Interest distribution per $1,000 interest                $5.2937500
B.    Calculation of Class A Interest
      1. Calculation of Class A Certificate Rate
            (a) One-month LIBOR                                   5.625000000%
            (b) Spread                                            0.150000000%
            (c) Class A Certificate Rate                          5.775000000%
      2. Beginning Principal Amount                            $850,000,000.00
      3. Days in Interest Period                                            33
C. Performance of Trust
      1. Collections of Receivables
            (a) Total Collections                           $1,462,700,691.42
            (b) Collections of Finance Charge & Admin Receiv    $98,126,109.82
            (c) Collections of Principal                    $1,364,574,581.60
      2. Allocation of Receivables
            (a) Class A Invested Percentage                             85.00%
            (b) Principal Allocation Percentage                         91.50%
      3. Delinquent Gross Balances
            (a) Delinquent 5 - 29 days                      $207,725,376.19
                  % of Gross Receivables                    3.47%
            (b) Delinquent 30 - 59 days                     $81,345,805.61
                  % of Gross Receivables                    1.36%
            (c) Delinquent 60+ days                         $177,501,005.20
                  % of Gross Receivables                    2.97%
      4. Class A Investor Default Amount                    $4,574,741.72
      5. Class A Investor Charge-offs; Reimbursement of Charge-offs
            (a) Class A Investor Charge-offs, if any, for the Dist Date $0.00
            (b) The amount of Item 5.(a) per $1,000 interest            $0.00
            (c) Total reimbursed to Trust in respect of Class A Investor
                  Charge-offs                                           $0.00
            (d) The amount of Item 5.(c) per $1,000 interest            $0.00
            (e) The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the class A Invested
                  Amount as of the end of the Distribution Date         $0.00
      6. Allocable Servicing Fee paid for the Distribution Date  $1,666,666.67
      7. Deficit Controlled Amortization Amount for the Distribution Date$0.00
D.    Class A Pool Factor                                               1.0000
E.    Receivables Balances
      1. Principal Receivables as of the last day of the preceding Due Period
                                                            $5,892,026,341.03
      2. Finance Charge and Administrative Receivables as of the last day
            of the preceding Due Period                         $92,812,831.33
F.    Class B Certificates
      1. Class B Invested Amount as of the end of the Dist Date $50,000,000.00
      2. Available Collateral Amt as of the end of the DistDate$100,000,000.00

Household Finance Corporation
Household Affinity Funding Corp.                                  October 1997
Household Affinity Credit Card Master Trust I , Series 1994-1     Nov 17, 1997

CLASS B CERTIFICATEHOLDER'S STATEMENT
A.    Information Regarding Distributions
      1. Total distribution per $1,000 interest                   $5.041666600
      2. Principal distribution per $1,000 interest               $0.000000000
      3. Interest distribution per $1,000 interest                $5.041666600
B.    Calculation of Class B Interest
      1. Class B Coupon                                             6.0500000%
      2. Beginning Invested Amount                              $50,000,000.00
C. Performance of Trust
      1. Collections of Receivables
            (a) Total Collections                           $1,462,700,691.42
            (b) Collections of Finance Charge & Admin Receiv    $98,126,109.82
            (c) Collections of Principal                    $1,364,574,581.60
      2. Allocation of Receivables
            (a) Class B Invested Percentage                             5.000%
            (b) Principal Allocation Percentage                         91.50%
      3. Delinquent Gross Balances
            (a) Delinquent 5 - 29 days                      $207,725,376.19
                  % of Gross Receivables                    3.47%
            (b) Delinquent 30 - 59 days                     $81,345,805.61
                  % of Gross Receivables                    1.36%
            (c) Delinquent 60+ days                         $177,501,005.20
                  % of Gross Receivables                    2.97%
      4. Class B Investor Default Amount                    $269,102.45
      5. Class B Investor Charge-offs; Reimbursement of Charge-offs
            (a) Class B Investor Charge-offs, if any, for the Dist Date$0.00
            (b) The amount of Item 5.(a) per $1,000 interest            $0.00
            (c) Total reimbursed to Trust in respect of Class B Investor
                  Charge-offs                                           $0.00
            (d) The amount of Item 5.(c) per $1,000 interest            $0.00
            (e) The amount, if any, by which the outstanding principal balance of the Class B Certificates exceeds the Class B Invested
                  Amount as of the end of the Distribution Date         $0.00
      6. Available Cash Collateral Amount
            (a) Available Cash Collateral Amt at the end of the Dist Date   $0
            (b) Available Cash Collateral Amount as a percent of the Class B
                  Invested Amount, each at the end of the Distribution Date0%
      7. Available Collateral Amount                          $100,000,000.00
      8. Deficit Controlled Amortization Amount for the Distrib Date     $0.00
D.    Class B Pool Factor                                               1.00
E.    Receivables Balances
      1. Principal Receivables as of the last day of the preceding Due Period
                                                            $5,892,026,341.03
      2. Finance Charge and Administrative Receivables as of the last day
            of the preceding Due Period                        $92,812,831.33

                  MONTHLY SERVICER'S CERTIFICATE
                  (Delivered pursuant to subsection 3.04(b) of the Pooling and Servicing Agreement

                  HOUSEHOLD FINANCE CORPORATION
                  HOUSEHOLD AFFINITY FUNDING CORPORATION
                  HOUSEHOLD AFFINITY CREDIT CARD MASTER TRUST 1
                  Class A and Class B Certificates, Series 1994-2

      The undersigned, a duly authorized representative of Household Finance Corporation,as Servicer (the Servicer), pursuant to the Amended and Restated Pooling and Servicing Agreement, dated as of August 1, 1993 (the Pooling and Servicing Agreement), by and among Household Affinity Funding Corporation, as Transferor, the Servicer, and The Bank of New York, as Trustee, does hereby certify with respect to the information set forth below as follows:
1. Capitalized terms used in this Certificate shall have the respective meanings set forth in the Pooling and Servicing Agreement.
2. Household Finance Corporation is, as of the date hereof, the Servicer under the Pooling and Servicing Agreement.
3.    The undersigned is a Servicing Officer.
4. This Certificate relates to the Distribution Date occurring on November 17, 1997
5.    Trust Information.
(a)   The aggregate amount of Collections processed for the Due Period preceding such Distribution Date was equal to .........$1,462,700,691.42
(b) The aggregate amount of such Collections with respect to Principal Receivables for the Due Period preceding such Distribution Date was equal to .................$1,364,574,581.60
      (i)   The payment rate, [((b)+(c)(ii)+(c)(iii))/(f)], is .......25.29%
(c) The aggregate amount of such Collections with respect to Finance Charge and Administrative Receivables and the Defaulted Amount for the Due Period preceding such Distribution Date was equal to..$98,126,109.82
      (i)   The gross cash yield, [((ii)+(iii)+(iv)+(v))*12/(f)], is .. 20.20%
      (ii)  The amount of such aggregate with respect to Finance Charge was
            equal to                                            $65,112,518.76
      (iii) The amount of such aggregate with respect to Fees was equal to
            ...                                                 $12,447,768.45
      (iv)  The amount of such aggregate with respect to Interchange was equal
            to ..                                               $17,745,667.61
      (v)   The amount of such aggregate with respect to Other Recoveries was
            equal to ..                                            $676,466.00
      (vi)  The amount of such aggregate with respect to Principal Recoveries
            was equal to ..                                      $2,143,689.00
(d)   The Gross Defaulted Amount for the preceding Due Period is$30,862,135.26
      (i)   The annualized default rate, (d) *12 / (f),  is ......      6.49%
      (ii)  The annualized net default rate, [(d)-(c)(vi)] *12 / (f), is 6.04%
(e)   The Portfolio Yield for such Distribution Date ......             14.15%
(f)   The total amount of Principal Receivables in the Trust at the beginning
      of the preceding Due Period is equal to .......       $5,702,534,769.48
(g)   The total amount of Principal Receivables as of the last day of the
      immediately preceding Due Period is .............     $5,892,026,341.03
(h) The average amount of Principal Receivables in the Trust during the preceding Due Period (the sum of the amounts in clause (f) and the
      amount in clause (g) divided by 2) is equal to ..     $5,797,280,555.26
(i) The total amount of Finance Charge and Administrative Receivables in the Trust as of the last day of the immediately preceding Due Period is
      .....                                                    $92,812,831.33
(j) The aggregate outstanding gross balance of the Accounts which were one payment (5-29 days) delinquent as of the close of business on the last day of the calendar month preceding such Distribution Date was equal to
      ..                                                      $207,725,376.19
(k) The aggregate outstanding gross balance of the Accounts which were two payments (30-59 days) delinquent as of the close of business on the last day of the calendar month preceding such Distribution Date was equal to
      ....                                                    $81,345,805.61
(l) The aggregate outstanding gross balance of the Accounts which were three or more payments (60+ days) delinquent as of the close of business on the last day of the calendar month preceding such Distribution Date was
      equal to........                                       $177,501,005.20
(m)   The aggregate amount of Trust Excess Principal Collections for such
      Distribution Date is....                              $1,030,074,283.48
(n)   The aggregate amount of Principal Shortfalls for such Distribution Date
      is ........                                                       $0.00
6.    Group One Information
(a) The Average Rate for Group One (the weighted average Certificate Rate reduced to take into account any payments made pursuant to interest
      rate agreements, if any ) is equal to ..............              5.97%
(b)   Group One Total Investor Collections is equal to  .....$1,075,162,920.61
(c)   Group One Investor Principal Collections is equal to ...1,010,666,257.65
(d)   Group One Investor Finance Charge and Administrative Collections is
      equal to ...........                                     $64,496,662.96
(e)   Group One Investor Additional Amounts is equal to ............    $0.00
(f)   Group One Investor Default Amount is equal to.............$20,285,169.15
(g)   Group One Investor Monthly Fees is equal to ......         $6,281,736.70
(h)   Group One Investor Monthly Interest is equal to ..........$19,251,867.79
7.    Series 1994-2 Information
(a)   The Series Adjusted Portfolio Yield for the Due Period preceding such
      Distribution Date was equal to .....                              18.49%
(b)   The Series 1994-2 Allocation Percentage with respect to the Due Period
      preceding such Distribution Date was equal to .........           19.06%
(c)   The Floating Allocation Percentage for the Due Period preceding such
      Distribution Date was equal to .....                              47.76%
(d) The aggregate amount of Reallocated Finance Charge and Administrative Collections for the Due Period preceding such Distribution Date is equal
      to ..........                                              $8,395,863.05
(e) The Floating Allocation Percentage of Series Allocable Finance Charge and Administrative Collections for the Due Period preceding such
      Distribution Date is equal to.....                         $8,932,200.90
(f)   Class A Invested Amount ....                             $290,000,000.00
(g)   The Class A Invested Percentage with respect to the Due Period preceding
      such Distribution Date was equal to ...                           83.34%
(h)   The Class A Invested Percentage of the amount set forth in Item 7(d)
      above was equal to ....                                   $6,996,847.14
(i)   The amount of Class A Monthly Interest for such Distribution Date is
      equal to....                                              $1,691,666.67
(j)   The amount of any Class A Monthly Interest previously due but not
      distributed on a prior Distribution Date is equal to ...          $0.00
(k)   The amount of Class A Additional Interest for such Distribution Date
      is equal to .....                                                 $0.00
(l)   The amount of any Class A Additional Interest previously due but not
      distributed on a prior Distribution Date is equal to....          $0.00
(m)   The Class A Investor Default Amount for such Distribution Date is
      equal to .............                                    $2,341,191.35
(n)   The Allocable Servicing Fee for such Distribution Date is equal
      to.........                                                 $869,963.37
(o)   The Class A Required Amount, if any, with respect to such Distribution
      Date is equal to......                                            $0.00
(p)   Class B Invested Amount ....                             $40,000,000.00
(q)   The Class B Invested Percentage for the Due Period preceding such
      Distribution Date was equal to.                                   7.66%
(r)   The Class B Invested Percentage of the amount set forth in Item 7(d)
      above is equal to...                                        $643,388.24
(s)   The amount of Class B Monthly Interest for such Distribution Date is
      equal to..                                                  $240,000.00
(t)   The amount of any Class B Monthly Interest previously due but not
      distributed on a prior Distribution Date is equal to....          $0.00
(u)   The amount of Class B Additional Interest for such Distribution Date
      is equal to.....                                                  $0.00
(v)   The amount of any Class B Additional Interest previously due but not
      distributed on a prior Distribution Date is equal to......        $0.00
(w)   Class B Investor Default Amount for such Distribution Date is equal
      to...                                                       $215,281.96
(x)   The Collateral Invested Percentage of the amount set forth in Item 7(d)
      above is equal to.......                                    $755,627.67
(y)   The Series 1994-2 Principal Shortfall for such Distribution Date is
      equal to....                                                      $0.00
(z)   The Series 1994-2 Excess Principal Collections is equal to...     $0.00
(aa)  The amount of Excess Finance Charge and Administrative Collections
      with respect to such Distribution Date is equal to...     $3,253,041.66
(bb) The amount of Excess Finance Charge and Administrative Collections referred to in Item 7(aa) will be available to be distributed on such Distribution Date to fund or reimburse the following items:
      (i)   to fund the Class A Required Amount, if any, with
            respect to such Distribution Date..                         $0.00
      (ii)  to reimburse Class A Investor Charge-Offs.  ..              $0.00
      (iii) to pay current or overdue Class B Monthly Interest, Class B Additional Interest or the Cumulative Excess Interest Amount.$0.00
      (iv)  to fund the Class B Investor Default Amount with respect to such
            Distribution Date...                                  $215,281.96
      (v)   to reimburse certain previous reductions in the Class B Invested
            Amount                                                      $0.00
      (vi)  to pay the Collateral Monthly Interest for such Distribution
            Date equal to....                                     $198,203.98
      (vii) to pay any portion of the Allocable Servicing Fee not paid
            pursuant to clause (i) above..                              $0.00
      (viii)to fund the Collateral Investor Default Amount with respect to
            such Distribution Date..                              $252,838.02
      (ix)  to reimburse certain previous reductions in the Collateral
            Invested Amount                                             $0.00
      (x)   to make any required deposit in the Cash Collateral Account..$0.00
(cc)  The amount of Subordinated Principal Collections with respect to such
      Distribution Date is equal to....                         $39,653,020.13
(dd)  The Principal Allocation Percentage is equal to ....              91.50%
(ee)  The total amount to be distributed to Class A Certificateholders on such
      Distribution Date in payment of principal is equal to.   $145,000,000.00
(ff)  The total amount to be distributed to Class B Certificateholders on such
      Distribution Date in payment of principal is equal to.             $0.00
(gg)  The amount of Class A Investor Charge-Offs for such Distribution Date is
      equal to..                                                        $0.00
(hh)  The total amount of reimbursements of Class A Investor Charge-Offs for
      such Distribution Date is equal to..                              $0.00
(ii)  The amount of Class B Investor Charge-Offs and other reductions in the
      Class B Invested Amount for such Distribution Date is equal to ....$0.00
(jj)  The total amount of reimbursements of Class B Investor Charge-Offs for
      such Distribution Date is equal to..                              $0.00
(kk) The Class A Invested Amount at the close of business on such Distribution Date (after giving effect to all payments and adjustments
      on such Distribution Date) will be equal to..            $145,000,000.00
(ll) The Class B Invested Amount at the close of business on such Distribution Date (after giving effect to all payments and adjustments
      on such Distribution Date) will be equal to..             $40,000,000.00
(mm) The Available Collateral Amount as of the close of business on the Distribution Date (after giving effect to any withdrawal from the
      Collateral Account) was equal to..                        $30,000,000.00
(nn) The Required Collateral Amount as of the close of business on such Distribution Date, after giving effect to any withdrawal from the Collateral Account and payments to the Collateral Interest Holder on
      such Distribution Date, will be equal to...               $30,000,000.00
(oo) The ratio of the Required Collateral Amount to the Class B Invested Amount as of the close of business on such Distribution Date, after giving effectto any withdrawal from the Collateral Account and payments to the Collateral Interest Holder on such Distribution Date, will be
      equal to .......                                                  75.00%
(pp) The Cumulative Excess Interest Amount as of the close of business on such Distribution Date, after giving effect to any payments of interest to Class B Certificateholders on such Distribution Date, will be equal
      to ...                                                            $0.00
8. Total amount to be on deposit in the Collection Account (after giving effect to allocations required to be made pursuant to the terms of all other Series now outstanding and to the payment of the Servicer's fee and funding of investor default amounts) prior to making distributions on such Distribution Dates is equal to ................  $152,353,950.99
9. The total amount to be allocated according to the terms of the Collateral Agreement on such Distribution Date is equal to.$5,422,284.32
10. Total amount to be distributed from the Collection Account to the Servicer in respect of the unpaid Allocable Servicing Fee for the preceding Due Period on such Distribution Date (after taking into consideration the amounts which have been netted with respect to this
      Series against deposits to the Collection Account) is equal to.    $0.00
11. As of the date hereof, to the best knowledge of the undersigned, the Servicer has performed in all material respects all its obligations under the Pooling and Servicing Agreement through the Due Period preceding such Distribution Date or, if there has been a default in the performance of any such obligation, set forth in detail the (i) nature of such default, (ii) the action taken by the Transferor and Servicer, if any, to remedy such default and (iii) the current status of each such
      default; if applicable, insert None.                              None
12. As of the date hereof, to the best knowledge of the undersigned, no Amortization Event has been deemed to have occurred on or prior to such Distribution Date.
13. As of the date hereof, to the best knowledge of the undersigned, no Lien has been placed on any of the Receivables other than pursuant to the Pooling and Servicing Agreement (or, if there is a Lien, such Lien consists of : ____________________________).
14. The amounts specified to be deposited into and withdrawn from the collection Account, as well as the amounts specified to be paid to the Transferor, the Servicer, the Interest Holder and the Certificateholders are all in accordance with the requirements of the Pooling and Servicing Agreement.

      IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 17th day of November, 1997.


                  HOUSEHOLD FINANCE CORPORATION
                  as Servicer,

                  By: _______________________________
                        Name: Steven H. Smith
                        Title: Servicing Officer

Household Finance Corporation
Household Affinity Funding Corp.                                  October 1997
Household Affinity Credit Card Master Trust I , Series 1994-2     Nov 17, 1997

CLASS A CERTIFICATEHOLDER'S STATEMENT
A.    Information Regarding Distributions
      1. Total distribution per $1,000 interest                 $168.611111115
      2. Principal distribution per $1,000 interest             $166.666666667
      3. Interest distribution per $1,000 interest                $1.944444448
B.    Calculation of Class A Interest
      1. Class A Coupon                                           7.000000000%
      2. Beginning Principal Amount                            $290,000,000.00
C. Performance of Trust
      1. Collections of Receivables
            (a) Total Collections                           $1,462,700,691.42
            (b) Collections of Finance Charge & Admin Receiv    $98,126,109.82
            (c) Collections of Principal                    $1,364,574,581.60
      2. Allocation of Receivables
            (a) Class A Invested Percentage                             83.34%
            (b) Principal Allocation Percentage                         91.50%
      3. Delinquent Gross Balances
            (a) Delinquent 5 - 29 days                      $207,725,376.19
                  % of Gross Receivables                    3.47%
            (b) Delinquent 30 - 59 days                     $81,345,805.61
                  % of Gross Receivables                    1.36%
            (c) Delinquent 60+ days                         $177,501,005.20
                  % of Gross Receivables                    2.97%
      4. Class A Investor Default Amount                    $2,341,191.35
      5. Class A Investor Charge-offs; Reimbursement of Charge-offs
            (a) Class A Investor Charge-offs, if any, for the Distrib Date  $0
            (b) The amount of Item 5.(a) per $1,000 interest            $0.00
            (c) Total reimbursed to Trust in respect of Class A Investor
                  Charge-offs                                           $0.00
            (d) The amount of Item 5.(c) per $1,000 interest            $0.00
            (e) The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the class A Invested
                  Amount as of the end of the Distribution Date         $0.00
      6. Allocable Servicing Fee paid for the Distribution Date   $869,963.37
      7. Deficit Controlled Amortization Amount for the Distrib Date    $0.00
D.    Class A Pool Factor                                            0.166667
E.    Receivables Balances
      1. Principal Receivables as of the last day of the preceding Due Period
                                                            $5,892,026,341.03
      2. Finance Charge and Administrative Receivables as of the last day
            of the preceding Due Period                         $92,812,831.33
F.    Class B Certificates
      1. Class B Invested Amount as of the end of the Distribution
            Date                                                $40,000,000.00
      2. Available Collateral Amount as of the end of the Distribution Date
                                                                $30,000,000.00

Household Finance Corporation
Household Affinity Funding Corp.                                  October 1997
Household Affinity Credit Card Master Trust I , Series 1994-2     Nov 17, 1997

CLASS B CERTIFICATEHOLDER'S STATEMENT
A.    Information Regarding Distributions
      1. Total distribution per $1,000 interest                    $6.0000000
      2. Principal distribution per $1,000 interest                $0.0000000
      3. Interest distribution per $1,000 interest                 $6.0000000
B.    Calculation of Class B Interest
      1. Calculation of Class B Certificate Rate                  7.20000000%
      2. Beginning Invested Amount                             $40,000,000.00
C. Performance of Trust
      1. Collections of Receivables
            (a) Total Collections                           $1,462,700,691.42
            (b) Collections of Finance Charge & Admin Receiv    $98,126,109.82
            (c) Collections of Principal                    $1,364,574,581.60
      2. Allocation of Receivables
            (a) Class B Invested Percentage                             7.66%
            (b) Principal Allocation Percentage                         91.50%
      3. Delinquent Gross Balances
            (a) Delinquent 5 - 29 days                      $207,725,376.19
                  % of Gross Receivables                    3.47%
            (b) Delinquent 30 - 59 days                     $81,345,805.61
                  % of Gross Receivables                    1.36%
            (c) Delinquent 60+ days                         $177,501,005.20
                  % of Gross Receivables                    2.97%
      4. Class B Investor Default Amount                    $215,281.96
      5. Class B Investor Charge-offs; Reimbursement of Charge-offs
            (a) Class B Investor Charge-offs, if any, for the Dist Date  $0.00
            (b) The amount of Item 5.(a) per $1,000 interest            $0.00
            (c) Total reimbursed to Trust in respect of Class B Investor
                  Charge-offs                                           $0.00
            (d) The amount of Item 5.(c) per $1,000 interest            $0.00
            (e) The amount, if any, by which the outstanding principal balance of the Class B Certificates exceeds the Class B Invested
                  Amount as of the end of the Distribution Date         0%
      6. Available Cash Collateral Amount
            (a) Available Cash Collateral Amount at the end of the
                  Distribution Date                                     $0.00
            (b) Available Cash Collateral Amount as a percent of the Class B
                  Invested Amount, each at the end of the Distrib  Date   0%

      7. Available Collateral Amount                            $30,000,000.00
      8. Deficit Controlled Amortization Amount for the Distrib Date     $0.00
D.    Class B Pool Factor                                               1.0000
E.    Receivables Balances
      1. Principal Receivables as of the last day of the preceding Due Period
                                                             $5,892,026,341.03
      2. Finance Charge and Administrative Receivables as of the last day
            of the preceding Due Period                         $92,812,831.33

                  MONTHLY SERVICER'S CERTIFICATE
                  (Delivered pursuant to subsection 3.04(b) of the Pooling and Servicing Agreement

                  HOUSEHOLD FINANCE CORPORATION
                  HOUSEHOLD AFFINITY FUNDING CORPORATION
                  HOUSEHOLD AFFINITY CREDIT CARD MASTER TRUST 1
                  Class A and Class B Certificates, Series 1995-1

       The undersigned, a duly authorized representative of Household Finance Corporation, as Servicer (the Servicer), pursuant to the Amended and Restated Pooling and Servicing Agreement, dated as of August 1, 1993 (the Pooling and Servicing Agreement), by and among Household Affinity Funding Corporation, as Transferor, the Servicer, and The Bank of New York, as Trustee, does hereby certify with respect to the information set forth below as follows:
1. Capitalized terms used in this Certificate shall have the respective meanings set forth in the Pooling and Servicing Agreement.
2. Household Finance Corporation is, as of the date hereof, the Servicer under the Pooling and Servicing Agreement.
3.    The undersigned is a Servicing Officer.
4. This Certificate relates to the Distribution Date occurring on November 17, 1997
5.    Trust Information.
(a)   The aggregate amount of Collections processed for the Due Period preceding such Distribution Date was equal to  ........$1,462,700,691.42
(b) The aggregate amount of such Collections with respect to Principal Receivables for the Due Period preceding such Distribution Date was equal to............................................. $1,364,574,581.60
      (i)   The payment rate, [((b)+(c)(ii)+(c)(iii))/(f)], is .......25.289%
(c) The aggregate amount of such Collections with respect to Finance Charge and Administrative Receivables and the Defaulted Amount for the Due
      Period preceding such Distribution Date was equal to .....$98,126,109.82
      (i)   The gross cash yield, [((ii)+(iii)+(iv)+(v))*12/(f)], is ..20.198%
      (ii)  The amount of such aggregate with respect to Finance Charge was
            equal to                                           $65,112,518.76
      (iii) The amount of such aggregate with respect to Fees was equal to
            ...                                                $12,447,768.45
      (iv)  The amount of such aggregate with respect to Interchange was equal
            to ..                                               $17,745,667.61
      (v)   The amount of such aggregate with respect to Other Recoveries was
            equal to ..                                            $676,466.00
      (vi)  The amount of such aggregate with respect to Principal Recoveries
            was equal to ..                                      $2,143,689.00
(d)   The Gross Defaulted Amount for the preceding Due Period is$30,862,135.26
      (i)   The annualized default rate, (d) *12 / (f),  is ............6.494%
      (ii)  The annualized net default rate, [(d)-(c)(vi)]*12/(f), is ..6.043%
(e)   The Portfolio Yield for such Distribution Date ..................14.155%
(f)   The total amount of Principal Receivables in the Trust at the beginning of the preceding Due Period is equal to ...............$5,702,534,769.48
(g)   The total amount of Principal Receivables as of the last day of the immediately preceding Due Period is ...................$5,892,026,341.03
(h) The average amount of Principal Receivables in the Trust during the preceding Due Period (the sum of the amounts in clause (f) and the amount in clause (g) divided by 2) is equal to ........$5,797,280,555.26
(i) The total amount of Finance Charge and Admin Receivables in the Trust as of the last day of the immediately preceding Due Period is$92,812,831.33
(j) The aggregate outstanding gross balance of the Accounts which were one payment (5-29 days) delinquent as of the close of business on the last day of the calendar month preceding such Distribution Date was equal to
      ........................                                 $207,725,376.19
(k) The aggregate outstanding gross balance of the Accounts which were two payments (30-59 days) delinquent as of the close of business on the last day of the calendar month preceding such Distribution Date was equal to
      ........................                                  $81,345,805.61
(l) The aggregate outstanding gross balance of the Accounts which were three or more payments (60+ days) delinquent as of the close of business on the last day of the calendar month preceding such Distribution Date was
      equal to ........................                        $177,501,005.20
(m)   The aggregate amount of Trust Excess Principal Collections for such
      Distribution Date is ..................................$1,030,074,283.48
(n)   The aggregate amount of Principal Shortfalls for such Dist Date is $0.00
6.    Group One Information
(a) The Average Rate for Group One (the weighted average Certificate Rate reduced to take into account any payments made pursuant to interest rate agreements, if any ) is equal to ............................5.971%
(b)   Group One Total Investor Collections is equal to ......$1,075,162,920.61
(c)   Group One Investor Principal Collections is equal to ..$1,010,666,257.65
(d)   Group One Investor Finance Charge and Administrative Collections is
      equal to ...........                                     $64,496,662.96
(e)   Group One Investor Additional Amounts is equal to ...              $0.00
(f)   Group One Investor Default Amount is equal to ......      $20,285,169.15
(g)   Group One Investor Monthly Fees is equal to ....           $6,281,736.70
(h)   Group One Investor Monthly Interest is equal to ...       $19,251,867.79
7.    Series 1995-1 Information
(a)   The Series Adjusted Portfolio Yield for the Due Period preceding such
      Distribution Date was equal to ........                          14.44%
(b)   The Series 1995-1 Allocation Percentage with respect to the Due
      Period preceding such Distribution Date was equal to .........    11.43%
(c)   The Floating Allocation Percentage for the Due Period preceding such
      Distribution Date was equal to ......                            91.50%
(d) The aggregate amount of Reallocated Finance Charge and Administrative Collections for the Due Period preceding such Distribution Date is equal
      to .............                                         $10,447,868.38
(e)   The Floating Allocation Percentage of Series Allocable Finance
      Charge and Administrative Collections for the Due Period preceding
      such Distribution Date is equal to.....                  $10,267,329.88
(f)   Class A Invested Amount .....                            $522,000,000.00
(g)   The Class A Invested Percentage with respect to the Due Period
      preceding such Distribution Date was equal to ...                87.000%
(h)   The Class A Invested Percentage of the amount set forth in Item 7(d)
      above was equal to .....                                   $9,089,645.49
(i)   The amount of Class A Monthly Interest for such Distribution Date is
      equal to......                                             $2,763,337.50
(j)   The amount of any Class A Monthly Interest previously due but not
      distributed on a prior Distribution Date is equal to ........      $0.00
(k)   The amount of Class A Additional Interest for such Distribution Date
      is equal to                                                       $0.00
(l)   The amount of any Class A Additional Interest previously due but not
      distributed on a prior Distribution Date is equal to......        $0.00
(m)   The Class A Investor Default Amount for such Distribution Date is
      equal to                                                   $2,809,429.62
(n)   The Allocable Servicing Fee for such Distribution Date is equal
      to...........                                              $1,000,000.00
(o)   The Class A Required Amount, if any, with respect to such
      Distribution Date is equal to...                                  $0.00
(p)   Class B Invested Amount .........                         $24,000,000.00
(q)   The Class B Invested Percentage for the Due Period preceding such
      Distribution Date was equal to...                                 4.000%
(r)   The Class B Invested Percentage of the amount set forth in Item 7(d)
      above is equal to....                                       $417,914.74
(s)   The amount of Class B Monthly Interest for such Distribution Date is
      equal to........                                            $154,000.00
(t)   The amount of any Class B Monthly Interest previously due but not
      distributed on a prior Distribution Date is equal to......        $0.00
(u)   The amount of Class B Additional Interest for such Distribution Date
      is equal to.........                                              $0.00
(v)   The amount of any Class B Additional Interest previously due but not
      distributed on a prior Distribution Date is equal to....          $0.00
(w)   Class B Investor Default Amount for such Distribution Date is equal
      to........                                                  $129,169.18
(x)   The Collateral Invested Percentage of the amount set forth in Item 7(d)
      above is equal to.....                                      $940,308.15
(y)   The Series 1995-1 Principal Shortfall for such Distribution Date is
      equal to.....                                                     $0.00
(z)   The Series 1995-1 Excess Principal Collections is equal to.....   $0.00
(aa)  The amount of Excess Finance Charge and Administrative Collections
      with respect to such Distribution Date is equal to...      $3,721,101.26
(bb) The amount of Excess Finance Charge and Administrative Collections referred to in Item 7(aa) will be available to be distributed on such Distribution Date to fund or reimburse the following items:
      (i)   to fund the Class A Required Amount, if any, with respect to such
            Distribution Date...                                        $0.00
      (ii)  to reimburse Class A Investor Charge-Offs .                 $0.00
      (iii) to pay current or overdue Class B Monthly Interest, Class B
            Additional Interest or the Cumulative Excess Interest Amount.$0.00
      (iv)  to fund the Class B Investor Default Amount with respect to such
            Distribution Date..                                   $129,169.18
      (v)   to reimburse certain previous reductions in the Class B Invested
            Amount                                                      $0.00
      (vi)  to pay the Collateral Monthly Interest for such Distribution
            Date equal to......                                   $327,937.50
      (vii) to pay any portion of the Allocable Servicing Fee not paid
            pursuant to clause (i) above.                               $0.00
      (viii)to fund the Collateral Investor Default Amount with respect to
            such Distribution Date                                $290,630.65
      (ix)  to reimburse certain previous reductions in the Collateral
            Invested Amount .....                                       $0.00
      (x)   to make any required deposit in the Cash Collateral Account..$0.00
(cc)  The amount of Subordinated Principal Collections with respect to such
      Distribution Date is equal to.....                       $18,561,521.11
(dd)  The Principal Allocation Percentage is equal to ..                91.50%
(ee)  The total amount to be distributed to Class A Certificateholders on
      such Distribution Date in payment of principal is equal to.       $0.00
(ff)  The total amount to be distributed to Class B Certificateholders on
      such Distribution Date in payment of principal is equal to....    $0.00
(gg)  The amount of Class A Investor Charge-Offs for such Distribution Date is
      equal to...                                                       $0.00
(hh)  The total amount of reimbursements of Class A Investor Charge-Offs
      for such Distribution Date is equal to....                        $0.00
(ii) The amount of Class B Investor Charge-Offs and other reductions in the Class B Invested Amount for such Distribution Date is equal to.. $0.00
(jj)  The total amount of reimbursements of Class B Investor Charge-Offs
      for such Distribution Date is equal to...                         $0.00
(kk) The Class A Invested Amount at the close of business on such Distribution Date (after giving effect to all payments and adjustments
      on such Distribution Date) will be equal to.            $522,000,000.00
(ll) The Class B Invested Amount at the close of business on such Distribution Date (after giving effect to all payments and adjustments
      on such Distribution Date) will be equal to...           $24,000,000.00
(mm) The Available Collateral Amount as of the close of business on the preceding Distribution Date (after giving effect to any withdrawal
      from the Collateral Account) was equal to....            $54,000,000.00
(nn) The Required Collateral Amount as of the close of business on such Distribution Date, after giving effect to any withdrawal from the Collateral Account and payments to the Collateral Interest Holder on
      such Distribution Date, will be equal to....             $54,000,000.00
(oo) The ratio of the Required Collateral Amount to the Class B Invested Amount as of the close of business on such Distribution Date, after giving effect to any withdrawal from the Collateral Account and payments to the Collateral Interest Holder on such Distribution Date, will be
      equal to .....                                                 225.000%
(pp) The Cumulative Excess Interest Amount as of the close of business on such Distribution Date, after giving effect to any payments of interest to Class B Certificateholders on such Distribution Date, will be equal
      to ....                                                           $0.00
8. Total amount to be on deposit in the Collection Account (after giving effect to allocations required to be made pursuant to the terms of all other Series now outstanding and to the payment of the Servicer's fee and funding of investor default amounts) prior to making distributions
      on such Distribution Dates is equal to ...........         $6,218,638.93
9. The total amount to be allocated according to the terms of the Collateral Agreement on such Distribution Date is equal to $3,301,301.43
10. Total amount to be distributed from the Collection Account to the Servicer in respect of the unpaid Allocable Servicing Fee for the preceding Due Period on such Distribution Date (after taking into consideration the amounts which have been netted with respect to this Series against deposits to the Collection Account) is equal to..$0.00
11. As of the date hereof, to the best knowledge of the undersigned, the Servicer has performed in all material respects all its obligations under the Pooling and Servicing Agreement through the Due Period preceding such Distribution Date or, if there has been a default in the performance of any such obligation, set forth in detail the (i) nature of such default, (ii) the action taken by the Transferor and Servicer, if any, to remedy such defaultand (iii) the current status of each such
      default; if applicable, insert None.                              None
12. As of the date hereof, to the best knowledge of the undersigned, no Amortization Event has been deemed to have occurred on or prior to such Distribution Date.
13.   As of the date hereof, to the best knowledge of the undersigned, no
      Lien has been placed on any of the Receivables other than pursuant to the Pooling and Servicing Agreement (or, if there is a Lien, such
      Lien  consists of :   ____________________________________________).
14. The amounts specified to be deposited into and withdrawn from the Collection Account, as well as the amounts specified to be paid to the Transferor, the Servicer, the Interest Holder and the Certificateholders are all in accordance with the requirements of the Pooling andServicing Agreement.

      IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 17th day of November, 1997.


                  HOUSEHOLD FINANCE CORPORATION
                  as Servicer,

                  By: _______________________________
                        Name: Steven H. Smith
                        Title: Servicing Officer

Household Finance Corporation
Household Affinity Funding Corp.                                  October 1997
Household Affinity Credit Card Master Trust I , Series 1995-1     Nov 17, 1997

CLASS A CERTIFICATEHOLDER'S STATEMENT
A.    Information Regarding Distributions
      1. Total distribution per $1,000 interest                   $5.293750000
      2. Principal distribution per $1,000 interest                     $0.00
      3. Interest distribution per $1,000 interest                $5.293750000
B.    Calculation of Class A Interest
      1. Calculation of Class A Certificate Rate
            (a) One-month LIBOR                                   5.625000000%
            (b) Spread                                            0.1500%
            (c) Class A Certificate Rate                          5.775000000%
      2. Beginning Principal Amount                            $522,000,000.00
      3. Days in Interest Period                                            33
C. Performance of Trust
      1. Collections of Receivables
            (a) Total Collections                            $1,462,700,691.42
            (b) Collections of Finance Charge & Admin Receiv    $98,126,109.82
            (c) Collections of Principal                    $1,364,574,581.60
      2. Allocation of Receivables
            (a) Class A Invested Percentage                             87.00%
            (b) Principal Allocation Percentage                         91.50%
      3. Delinquent Gross Balances
            (a) Delinquent 5 - 29 days                      $207,725,376.19
                  % of Gross Receivables                    3.47%
            (b) Delinquent 30 - 59 days                     $81,345,805.61
                  % of Gross Receivables                    1.36%
            (c) Delinquent 60+ days                         $177,501,005.20
                  % of Gross Receivables                    2.97%
      4. Class A Investor Default Amount                    $2,809,429.62
      5. Class A Investor Charge-offs; Reimbursement of Charge-offs
            (a) Class A Investor Charge-offs, if any, for the Dist Date  $0.00
            (b) The amount of Item 5.(a) per $1,000 interest            $0.00
            (c) Total reimbursed to Trust in respect of Class A Investor
                  Charge-offs                                           $0.00
            (d) The amount of Item 5.(c) per $1,000 interest            $0.00
            (e) The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the class A Invested
                  Amount as of the end of the Distribution Date         $0.00
      6. Allocable Servicing Fee paid for the Distribution Date $1,000,000.00
      7. Deficit Controlled Amortization Amount for the Distribution Date$0.00
D.    Class A Pool Factor                                         1.00000000
E.    Receivables Balances
      1. Principal Receivables as of the last day of the preceding Due Period
                                                            $5,892,026,341.03
      2. Finance Charge and Administrative Receivables as of the last day
            of the preceding Due Period                        $92,812,831.33
F.    Class B Certificates
      1. Class B Invested Amount as of the end of the Distribution
            Date                                               $24,000,000.00
      2. Available Collateral Amount as of the end of the Distribution Date
                                                               $54,000,000.00

Household Finance Corporation
Household Affinity Funding Corp.                                  October 1997
Household Affinity Credit Card Master Trust I , Series 1995-1     Nov 17, 1997

CLASS B CERTIFICATEHOLDER'S STATEMENT
A.    Information Regarding Distributions
      1. Total distribution per $1,000 interest                   $6.416666667
      2. Principal distribution per $1,000 interest                     $0.00
      3. Interest distribution per $1,000 interest                $6.416666667
B.    Calculation of Class B Interest
      1. Class B Coupon                                           7.700000000%
      2. Beginning Invested Amount                              $24,000,000.00
C. Performance of Trust
      1. Collections of Receivables
            (a) Total Collections                           $1,462,700,691.42
            (b) Collections of Finance Charge & Admin Receiv    $98,126,109.82
            (c) Collections of Principal                    $1,364,574,581.60
      2. Allocation of Receivables
            (a) Class B Invested Percentage                             4.000%
            (b) Principal Allocation Percentage                        91.504%
      3. Delinquent Gross Balances
            (a) Delinquent 5 - 29 days                      $207,725,376.19
                  % of Gross Receivables                    3.47%
            (b) Delinquent 30 - 59 days                     $81,345,805.61
                  % of Gross Receivables                    1.36%
            (c) Delinquent 60+ days                         $177,501,005.20
                  % of Gross Receivables                    2.97%
      4. Class B Investor Default Amount                          $129,169.18
      5. Class B Investor Charge-offs; Reimbursement of Charge-offs
            (a) Class B Investor Charge-offs, if any, for the Dist Date $0.00
            (b) The amount of Item 5.(a) per $1,000 interest            $0.00
            (c) Total reimbursed to Trust in respect of Class B Investor
                  Charge-offs                                           $0.00
            (d) The amount of Item 5.(c) per $1,000 interest            $0.00
            (e)The amount, if any, by which the outstanding principal balance of the Class B Certificates exceeds the Class B Invested
                  Amount as of the end of the Distribution Date         $0.00
      6. Available Cash Collateral Amount
            (a) Available Cash Collateral Amt at the end of the Dist Date$0.00
            (b) Available Cash Collateral Amount as a percent of the Class B
                  Invested Amount, each at the end of the Distribution Date0%
      7. Available Collateral Amount                            $54,000,000.00
      8. Deficit Controlled Amortization Amount for the Distrib Date     $0.00
D.    Class B Pool Factor                                           1.00000000
E.    Receivables Balances
      1. Principal Receivables as of the last day of the preceding Due Period
                                                             $5,892,026,341.03
      2. Finance Charge and Administrative Receivables as of the last day
            of the preceding Due Period                         $92,812,831.33

                  MONTHLY SERVICER'S CERTIFICATE
                  (Delivered pursuant to subsection 3.04(b) of the Pooling and Servicing Agreement

                  HOUSEHOLD FINANCE CORPORATION
                  HOUSEHOLD AFFINITY FUNDING CORPORATION
                  HOUSEHOLD AFFINITY CREDIT CARD MASTER TRUST 1

                  Class A and Class B Certificates, Series 1997-1


       The undersigned, a duly authorized representative of Household Finance Corporation, as Servicer (the Servicer), pursuant to the Amended and Restated Pooling and Servicing Agreement, dated as of August 1, 1993 (the Pooling and Servicing Agreement), by and among Household Affinity Funding Corporation, as Transferor, the Servicer, and The Bank of New York, as Trustee, does hereby certify with respect to the information set forth below as follows:
1. Capitalized terms used in this Certificate shall have the respective meanings set forth in the Pooling and Servicing Agreement.
2. Household Finance Corporation is, as of the date hereof, the Servicer under the Pooling and Servicing Agreement.
3.    The undersigned is a Servicing Officer.
4. This Certificate relates to the Distribution Date occurring on November 17, 1997
5.    Trust Information.
(a)   The aggregate amount of Collections processed for the Due Period preceding such Distribution Date was equal to ........$1,462,700,691.42
(b) The aggregate amount of such Collections with respect to Principal Receivables for the Due Period preceding such Distribution Date was equal to .............  $1,364,574,581.60
      (i)   The payment rate, [((b)+(c)(ii)+(c)(iii))/(f)], is .....25.29%
(c) The aggregate amount of such Collections with respect to Finance Charge and Administrative Receivables and the Defaulted Amount for the Due
      Period preceding such Distribution Date was equal to .....$98,126,109.82
      (i)   The gross cash yield, [((ii)+(iii)+(iv)+(v))*12/(f)], is ...20.20%
      (ii)  The amount of such aggregate with respect to Finance Charge was equal to ...........................................$65,112,518.76
      (iii) The amount of such aggregate with respect to Fees was equal to
            ...                                                $12,447,768.45
      (iv)  The amount of such aggregate with respect to Interchange was equal
            to ..                                              $17,745,667.61
      (v)   The amount of such aggregate with respect to Other Recoveries was
            equal to ..                                           $676,466.00
      (vi)  The amount of such aggregate with respect to Principal Recoveries
            was equal to ..                                     $2,143,689.00
(d)   The Gross Defaulted Amount for the preceding Due Period is$30,862,135.26
      (i)   The annualized default rate, (d)*12/(f), is .................6.49%
      (ii)  The annualized net default rate, [(d)-(c)(vi)]*12/(f), is ...6.04%
(e)   The Portfolio Yield for such Distribution Date   .................14.15%
(f)   The total amount of Principal Receivables in the Trust at the beginning of the preceding Due Period is equal to ...............$5,702,534,769.48
(g)   The total amount of Principal Receivables as of the last day of the immediately preceding Due Period is ...................$5,892,026,341.03
(h) The average amount of Principal Receivables in the Trust during the preceding Due Period (the sum of the amounts in clause (e) and the amount in clause (g) divided by 2) is equal to ........$5,797,280,555.26
(i) The total amount of Finance Charge and Administrative Receivables in the Trust as of the last day of the immediately preceding Due Period is
      .........................................................$92,812,831.33
(j) The aggregate outstanding gross balance of the Accounts which were one payment (5-29 days) delinquent as of the close of business on the last day of the calendar month preceding such Distribution Date was equal to
      ........................                              $207,725,376.19
(k) The aggregate outstanding gross balance of the Accounts which were two payments (30-59 days) delinquent as of the close of business on the last day of the calendar month preceding such Distribution Date was
      equal to ........................                     $81,345,805.61
(l) The aggregate outstanding gross balance of the Accounts which were three or more payments (60+ days) delinquent as of the close of business on the last day of the calendar month preceding such Distribution Date was
      equal to ........................                     $177,501,005.20
(m)   The aggregate amount of Trust Excess Principal Collections for such
      Distribution Date is .......                          $1,030,074,283.48
(n)   The aggregate amount of Principal Shortfalls for such Distribution Date
      is ......................                                         $0.00
6.    Group Two Information
(a) The Average Rate for Group Two (the weighted average Certificate Rate reduced to take into account any payments made pursuant to interest
      rate agreements, if any ) is equal to .........                  5.8078%
(b)   Group Two Total Investor Collections is equal to .....   $255,080,435.84
(c)   Group Two Investor Principal Collections is equal to ....$237,968,219.38
(d)   Group Two Investor Finance Charge and Administrative Collections is
      equal to ...........                                      $17,112,216.47
(e)   Group Two Investor Additional Amounts is equal to ......           $0.00
(f)   Group Two Investor Default Amount is equal to ..           $5,382,049.08
(g)   Group Two Investor Monthly Fees is equal to ......         $1,666,666.67
(h)   Group Two Investor Monthly Interest is equal to .....     .$5,323,816.67
7.    Series 1997-1 Information
(a)   The Series Adjusted Portfolio Yield for the Due Period preceding such
      Distribution Date was equal to .......                            14.15%
(b)   The Series 1997-1 Allocation Percentage with respect to the Due
      Period preceding such Distribution Date was equal to .......      19.06%
(c)   The Floating Allocation Percentage for the Due Period preceding such
      Distribution Date was equal to ...........                        91.50%
(d) The aggregate amount of Reallocated Finance Charge and Administrative Collections for the Due Period preceding such Distribution Date is equal
      to .................                                      $17,112,216.47
(e) The Floating Allocation Percentage of Series Allocable Finance Charge and Administrative Collections for the Due Period preceding such
      Distribution Date is equal to......                       $17,112,216.47
(f)   Class A Invested Amount ......                           $870,000,000.00
(g)   The Class A Invested Percentage with respect to the Due Period preceding
      such Distribution Date was equal to .....                         87.00%
(h)   The Class A Invested Percentage of the amount set forth in Item 7(d)
      above was equal to ...........                            $14,887,628.33
(i)   The amount of Class A Monthly Interest for such Distribution Date is
      equal to..........                                        .$4,565,687.50
(j)   The amount of any Class A Monthly Interest previously due but not
      distributed on a prior Distribution Date is equal to .......       $0.00
(k)   The amount of Class A Additional Interest for such Distribution Date
      is equal to ............                                          $0.00
(l)   The amount of any Class A Additional Interest previously due but not
      distributed on a prior Distribution Date is equal to.....         $0.00
(m)   The Class A Investor Default Amount for such Distribution Date is
      equal to................................................   $4,682,382.70
(n)   The Allocable Servicing Fee for such Distribution Date is equal
      to...........                                             $1,666,666.67
(o)   The Class A Required Amount, if any, with respect to such Distribution
      Date is equal to......                                            $0.00
(p)   Class B Invested Amount ............                     $47,500,000.00
(q)   The Class B Invested Percentage for the Due Period preceding such
      Distribution Date was equal to....                                4.75%
(r)   The Class B Invested Percentage of the amount set forth in Item 7(d)
      above is equal to..............                             $812,830.28
(s)   The amount of Class B Monthly Interest for such Distribution Date is
      equal to..........                                          $257,113.54
(t)   The amount of any Class B Monthly Interest previously due but not distributed on a prior Distribution Date is equal to.............. $0.00
(u)   The amount of Class B Additional Interest for such Distribution Date
      is equal to..............                                         $0.00
(v)   The amount of any Class B Additional Interest previously due but not
      distributed on a prior Distribution Date is equal to........      $0.00
(w)   Class B Investor Default Amount for such Distribution Date is equal
      to..............                                            $255,647.33
(x)   The Collateral Invested Percentage of the amount set forth in Item 7(d)
      above is equal to............                             $1,411,757.86
(y)   The Series 1997-1 Principal Shortfall for such Distribution Date is
      equal to........                                                  $0.00
(z)   The Series 1997-1 Excess Principal Collections is equal to........ $0.00
(aa)  The amount of Excess Finance Charge and Administrative Collections
      with respect to such Distribution Date is equal to.......  $5,940,366.06
(bb) The amount of Excess Finance Charge and Administrative Collections referred to in Item 7(aa) will be available to be distributed on such Distribution Date to fund or reimburse the following items:
      (i)   to fund the Class A Required Amount, if any, with respect to such
            Distribution Date........                                   $0.00
      (ii)  to reimburse Class A Investor Charge-Offs .............     $0.00
      (iii) to pay current or overdue Class B Monthly Interest, Class B
            Additional Interest or the Cumulative Excess Interest Amount $0.00
      (iv)  to fund the Class B Investor Default Amount with respect to such
            Distribution Date....                                 $255,647.33
      (v)   to reimburse certain previous reductions in the Class B Invested
            Amount ..........                                           $0.00
      (vi)  to pay the Collateral Monthly Interest for such Distribution
            Date equal to..............                           $501,015.63
      (vii) to pay any portion of the Allocable Servicing Fee not paid
            pursuant to clause (i) above......                          $0.00
      (viii)to fund the Collateral Investor Default Amount with respect to
            such Distribution Date..                              $444,019.05
      (ix)  to reimburse certain previous reductions in the Collateral
            Invested Amount .....                                       $0.00
      (x)   to make any required deposit in the Cash Collateral Account..$0.00
      (xi)  to make any required deposit to the Reserve Account.....    $0.00
(cc)  The amount of Subordinated Principal Collections with respect to such
      Distribution Date is equal to.....                        $30,935,868.52
(dd)  The Principal Allocation Percentage is equal to ....              91.50%
(ee)  The total amount to be distributed to Class A Certificateholders on
      such Distribution Date in payment of principal is equal to.....   $0.00
(ff)  The total amount to be distributed to Class B Certificateholders on such Distribution Date in payment of principal is equal to....... $0.00
(gg)  The amount of Class A Investor Charge-Offs for such Distribution
      Date is equal to......                                            $0.00
(hh)  The total amount of reimbursements of Class A Investor Charge-Offs
      for such Distribution Date is equal to...........                 $0.00
(ii)  The amount of Class B Investor Charge-Offs and other reductions in the Class B Invested Amount for such Distribution Date is equal
      to..........................                                      $0.00
(jj)  The total amount of reimbursements of Class B Investor Charge-Offs
      for such Distribution Date is equal to..........                  $0.00
(kk) The Class A Invested Amount at the close of business on such Distribution Date (after giving effect to all payments and adjustments on such Distribution Date) will be equal to............  $870,000,000.00
(ll) The Class B Invested Amount at the close of business on such Distribution Date (after giving effect to all payments and adjustments
      on such Distribution Date) will be equal to..........    $47,500,000.00
(mm) The Available Collateral Amount as of the close of business on the preceding Distribution Date (after giving effect to any withdrawal
      from the Collateral Account) was equal to...........     $82,500,000.00
(nn) The Required Collateral Amount as of the close of business on such Distribution Date, after giving effect to any withdrawal from the Collateral Account and payments to the Collateral Interest Holder on
      such Distribution Date, will be equal to.......          $82,500,000.00
(oo) The ratio of the Required Collateral Amount to the Class B Invested Amount as of the close of business on such Distribution Date, after giving effect to any withdrawal from the Collateral Account and payments to the Collateral Interest Holder on such Distribution Date, will be
      equal to ......................................                 173.68%
(pp) The Cumulative Excess Interest Amount as of the close of business on such Distribution Date, after giving effect to any payments of interest to Class B Certificateholders on such Dist Date, will be equal to $0.00
8. Total amount to be on deposit in the Collection Account (after giving effect to allocations required to be made pursuant to the terms of all other Series now outstanding and to the payment of the Servicer's fee and funding of investor default amounts) prior to making distributions
      on such Distribution Dates is equal to ................   $10,063,500.72
9. The total amount to be allocated according to the terms of the Collateral Agreement on such Distribution Date is equal to $5,240,699.68
10. Total amount to be distributed from the Collection Account to the Servicer in respect of the unpaid Allocable Servicing Fee for the preceding Due Period on such Distribution Date (after taking into consideration the amounts which have been netted with respect to this
      Series against deposits to the Collection Account) is equal to ....$0.00
11.   The Class A Adjusted Amount .............................$870,000,000.00
12.   The Class B Adjusted Amount ..............................$47,500,000.00
13.   The Controlled Accumulation Amount  ...............................$0.00
14.   The Controlled Deposit Amount  ....................................$0.00
15.   The Deficit Controlled Deposit Amount  ............................$0.00
16.   The Principal Funding Account Balance  ............................$0.00
17.   The Principal Funding Investment Shortfall  .......................$0.00
18.   The Required Reserve Account Amount  .....................$11,927,500.00
19.   The Reserve Account Balance  .............................$11,927,500.00
20. As of the date hereof, to the best knowledge of the undersigned, the Servicer has performed in all material respects all its obligations under the Pooling and Servicing Agreement through the Due Period
      preceding such     Distribution Date or, if there has been a default in
      the performance of any such obligation, set forth in detail the (i) nature of such default, (ii) the action taken by the Transferor and Servicer, if any, to remedy such default and (iii) the current status
      of each such default; if applicable, insert None.                   None
21. As of the date hereof, to the best knowledge of the undersigned, no Amortization Event has been deemed to have occurred on or prior to such Distribution Date.
22.   As of the date hereof, to the best knowledge of the undersigned, no
      Lien has been placed on any of the Receivables other than pursuant to the Pooling and Servicing Agreement (or, if there is a Lien, such Lien
      consists of :   ____________________________________________).
23. The amounts specified to be deposited into and withdrawn from the Collection Account, as well as the amounts specified to be paid to
      the   Transferor, the Servicer, the Interest Holder and the
      Certificateholdersare all in accordance with the requirements of the Pooling and Servicing Agreement.

      IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 17th day of November, 1997.


                  HOUSEHOLD FINANCE CORPORATION
                  as Servicer,

                  By: _______________________________
                        Name: Steven H. Smith
                        Title: Servicing Officer

Household Finance Corporation
Household Card Funding Corp.                                      October 1997
Household Credit Card Master Trust I , Series 1997-1              Nov 17, 1997

CLASS A CERTIFICATEHOLDER'S STATEMENT
A.    Information Regarding Distributions
      1. Total distribution per $1,000 interest                   $5.247916667
      2. Principal distribution per $1,000 interest                     $0.00
      3. Interest distribution per $1,000 interest                $5.247916667
B.    Calculation of Class A Interest
      1. Calculation of Class A Certificate Rate
            (a) One-month LIBOR                                   5.625000000%
            (b) Spread                                            0.1000%
            (c) Class A Certificate Rate                          5.725000000%
      2. Beginning Principal Amount                            $870,000,000.00
      3. Days in Interest Period                                            33
C. Performance of Trust
      1. Collections of Receivables
            (a) Total Collections                           $1,462,700,691.42
            (b) Collections of Finance Charge & Admin Receiv    $98,126,109.82
            (c) Collections of Principal                    $1,364,574,581.60
      2. Allocation of Receivables
            (a) Class A Invested Percentage                             87.00%
            (b) Principal Allocation Percentage                         91.50%
      3. Delinquent Gross Balances
            (a) Delinquent 5 - 29 days                      $207,725,376.19
                  % of Gross Receivables                    3.47%
            (b) Delinquent 30 - 59 days                     $81,345,805.61
                  % of Gross Receivables                    1.36%
            (c) Delinquent 60+ days                         $177,501,005.20
                  % of Gross Receivables                    2.97%
      4. Class A Investor Default Amount                    $4,682,382.70
      5. Class A Investor Charge-offs; Reimbursement of Charge-offs
            (a) Class A Investor Charge-offs, if any, for the Distr Date $0.00
            (b) The amount of Item 5.(a) per $1,000 interest            $0.00
            (c) Total reimbursed to Trust in respect of Class A Investor
                  Charge-offs                                           $0.00
            (d) The amount of Item 5.(c) per $1,000 interest            $0.00
            (e) The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the class A Invested
                  Amount as of the end of the Distribution Date         $0.00
      6. Allocable Servicing Fee paid for the Distribution Date  $1,666,666.67
      7. Deficit Controlled Amortization Amount for the Distribution Date$0.00
D.    Class A Pool Factor                                           1.0000000
E.    Receivables Balances
      1. Principal Receivables as of the last day of the preceding Due Period
                                                            $5,892,026,341.03
      2. Finance Charge and Administrative Receivables as of the last day of
            the preceding Due Period                           $92,812,831.33
F.    Class B Certificates
      1. Class B Invested Amt as of the end of the Distrib Date $47,500,000.00
      2. Available Collateral Invested Amount as of the end of the
            Distribution Date                                  $82,500,000.00

Household Finance Corporation
Household Card Funding Corp.                                      October 1997
Household Credit Card Master Trust I , Series 1997-1              Nov 17, 1997

CLASS B CERTIFICATEHOLDER'S STATEMENT
A.    Information Regarding Distributions
      1. Total distribution per $1,000 interest                   $5.412916632
      2. Principal distribution per $1,000 interest                     $0.00
      3. Interest distribution per $1,000 interest                $5.412916632
B.    Calculation of Class B Interest
      1. Calculation of Class B Certificate Rate
            (a) One-month LIBOR                                   5.625000000%
            (b) Spread                                            0.2800%
            (c) Class B Certificate Rate                          5.905000000%
      2. Beginning Invested Amount                              $47,500,000.00
      3. Days in Interest Period                                  33
C. Performance of Trust
      1. Collections of Receivables
            (a) Total Collections                           $1,462,700,691.42
            (b) Collections of Finance Charge and Admin Receiv  $98,126,109.82
            (c) Collections of Principal                    $1,364,574,581.60
      2. Allocation of Receivables
            (a) Class B Invested Percentage                             4.750%
            (b) Principal Allocation Percentage                        91.504%
      3. Delinquent Gross Balances
            (a) Delinquent 5 - 29 days                      $207,725,376.19
                  % of Gross Receivables                    3.47%
            (b) Delinquent 30 - 59 days                     $81,345,805.61
                  % of Gross Receivables                    1.36%
            (c) Delinquent 60+ days                         $177,501,005.20
                  % of Gross Receivables                    2.97%
      4. Class B Investor Default Amount                    $255,647.33
      5. Class B Investor Charge-offs; Reimbursement of Charge-offs
            (a) Class B Investor Charge-offs, if any, for the Dist Date $0.00
            (b) The amount of Item 5.(a) per $1,000 interest            $0.00
            (c) Total reimbursed to Trust in respect of Class B Investor
                  Charge-offs                               $0.00
            (d) The amount of Item 5.(c) per $1,000 interest            $0.00
            (e) The amount, if any, by which the outstanding principal balance of the Class B Certificates exceeds the Class B Invested
                  Amount as of the end of the Distribution Date         $0.00
      6. Available Cash Collateral Amount
            (a) Available Cash Collateral Amt at the end of the Dist Date$0.00
            (b) Available Cash Collateral Amount as a percent of the Class B
                  Invested Amount, each at the end of the Distribution Date 0%
      7. Available Collateral Invested Amount                   $82,500,000.00
      8. Deficit Controlled Amortization Amount for the Distribution Date$0.00
D.    Class B Pool Factor                                           1.00000000
E.    Receivables Balances
      1. Principal Receivables as of the last day of the preceding Due Period
                                                             $5,892,026,341.03
      2. Finance Charge and Administrative Receivables as of the last day
            of the preceding Due Period                         $92,812,831.33